UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Schedule 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12
FIGURE ACQUISITION CORP. I
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

LETTER TO STOCKHOLDERS OF
FIGURE ACQUISITION CORP. I
650 California Street, Suite 2700
San Francisco, CA 94108
To the Stockholders of Figure Acquisition Corp. I:
You are cordially invited to attend a special meeting (the “Special Meeting”) of Figure Acquisition Corp. I, a Delaware corporation (“FACA”, “we”, “us”, “our” or the “Company”), to be held on December 16, 2022, at 9:00 a.m., Pacific Time, or at such other time and on such other date to which the meeting may be adjourned or postponed. The Special Meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You can attend the Special Meeting, vote, and submit questions via live audio webcast by visiting www.virtualshareholdermeeting.com/FACA2022SM and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the Special Meeting. The accompanying proxy statement is dated November 18, 2022, and is first being mailed to stockholders of the Company on or about November 18, 2022.
Even if you are planning on attending the Special Meeting online, please promptly submit your proxy vote by completing, dating, signing and returning the enclosed proxy, so that your shares will be represented at the Special Meeting. It is strongly recommended that you complete and return your proxy card before the Special Meeting date to ensure that your shares will be represented at the Special Meeting. Instructions on how to vote your shares are in the accompanying proxy statement and the other proxy materials you received for the Special Meeting.
The Special Meeting is being held to consider and vote upon the following proposals:
1.
Proposal No. 1 – The Charter Amendment Proposal – to amend the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) by adopting the second amended and restated certificate of incorporation reflecting the changes marked on the document, in the form set forth in Annex A of the accompanying proxy statement (the “Second Amended and Restated Certificate”), to amend the date by which the Company must consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”), from February 23, 2023 (the “Original Termination Date”) to (x) August 23, 2023 (the “Extended Termination Date”), or (y) such other earlier date as shall be determined by our board of directors (the “Board”) and publicly announced by the Company (such amended date, the “Amended Termination Date”), provided that such Amended Termination Date shall be no sooner than the date of the effectiveness of the Second Amended and Restated Certificate pursuant to the General Corporation Law of Delaware (“DGCL”) and that such Amended Termination Date may be earlier than the Original Termination Date (such period, the “Extension Period” and such proposal, the “Charter Amendment Proposal”);

2.
Proposal No. 2 – The Trust Amendment Proposal – to amend the Investment Management Trust Agreement, dated February 18, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, as trustee (“Continental”), pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of the accompanying proxy statement (the “Trust Amendment”) to change the date on which Continental must commence liquidation of the trust account established in connection with the Company’s initial public offering (the “IPO”) (the “Trust Account”) to the Amended Termination Date (the “Trust Agreement Proposal”); and

3.
Proposal No. 3 – The Adjournment Proposal – to adjourn the Special Meeting to a later date or dates or sine die, if necessary, either (x) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes from the holders of Class A common stock, par value $0.01 per share (the “Class A Common Stock”) and Class B common stock, par value $0.0001 per share (the “Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”) to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal or (y) if the Company’s board of directors (the “Board”) determines before the Special Meeting that is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and/or the Trust Amendment Proposal (the “Adjournment Proposal” and, together with the Charter Amendment Proposal and the Trust Agreement Proposal, the “Proposals”).
The Company will transact no other business at the Special Meeting, except such business as may properly come before the Special Meeting or any adjournments or postponements thereof.
Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. Each of the Proposals is more fully described in the accompanying proxy statement, which you are encouraged to read carefully.
The Charter currently provides that the Company has until the Original Termination Date to complete its initial Business Combination and, if the Company does not complete an initial Business Combination by the Original Termination Date, it will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A Common Stock issued in the IPO (the “Public Shares”) in consideration of a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay taxes (less up to $100,000 of such interest to pay dissolution expenses), divided by the total number of the then-outstanding Public Shares (such redemption, the “Mandatory Redemption”), which Mandatory Redemption will completely extinguish the rights of the holders of Public Shares (the “Public Stockholders”) as stockholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, and subject to the approval of Company’s then remaining stockholders and the Board, in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the General Corporation Law of the State of Delaware (as amended from time to time, the “DGCL”) to provide for claims of creditors and the requirements of other applicable law.
If the Charter Amendment Proposal is approved, and if the Board, in its sole discretion, subsequently decides that liquidation and dissolution is in the best interest of the Company and its stockholders, the Company will, (i) on the Amended Termination Date, cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, complete the Mandatory Redemption; and (iii) as promptly as reasonably possible following such Mandatory Redemption, and subject to the approval of the Company’s then remaining stockholders and the Board, in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law.
Continental’s role as trustee of the Trust Account is subject to the terms and conditions of the Trust Agreement. The Trust Agreement currently provides that Continental shall commence liquidation of the Trust Account only after and promptly after (x) its receipt of the applicable instruction letter delivered by the Company in connection with either a closing of an initial Business Combination or the Company’s inability to effect an initial Business Combination within the time frame specified in the Charter or (y) the Original Termination Date.
If the Trust Amendment Proposal is approved, Continental shall commence liquidation of the Trust Account only after and promptly after (x) its receipt of the applicable instruction letter delivered by the Company in connection with either a closing of an initial Business Combination or the Company’s inability to effect an initial Business Combination within the time frame specified in the Charter or (y) upon the Amended Termination Date, if the aforementioned termination letter has not been received by Continental prior to such date.
Our Board believes stockholders will benefit from the Company consummating a business combination and is proposing the Charter Amendment Proposal to extend the date by which the Company must complete a business combination until the Extended Termination Date (the “Extension”). The Extension would give the Company the opportunity to complete a business combination, which our Board believes is in the best interests of the stockholders. Our Board also believes that the current provisions of the Charter and the existing Trust Agreement described above were included to protect the Company’s stockholders from having to sustain their investment for an unreasonably long period if the Company were unable to find a suitable initial Business Combination target in the timeframe contemplated by the Charter and, accordingly, stockholders will benefit from giving the Company the flexibility to authorize a dissolution following the date of the special meeting and prior to the scheduled end of the Extension Period if a suitable acquisition target does not emerge.

In the absence of the affirmative vote of at least 65% of the outstanding shares of Class A Common Stock and Class B Common Stock to approve both the Charter Amendment Proposal and the Trust Amendment Proposal, the Company is not permitted by the Charter and the existing Trust Agreement to return the funds in the Trust Account to the Public Stockholders by way of liquidating the Trust Account until after the Original Termination Date, and the Public Stockholders may only exercise their redemption rights in connection with a stockholder vote on a proposed Business Combination or upon the approval of an amendment to any provision of the Charter relating to stockholders’ rights or pre-initial Business Combination activity.
On August 16, 2022, President Biden signed into law the Inflation Reduction Act of 2022 (H.R. 5376) (the “IRA”), which, among other things, imposes a 1% excise tax on any domestic corporation that repurchases its stock after December 31, 2022 (the “Excise Tax”). The Excise Tax is imposed on the fair market value of the repurchased stock, with certain exceptions. Because we are a Delaware corporation and our securities trade on the NYSE, we are a “covered corporation” within the meaning of the IRA. While not free from doubt, absent any further guidance, there is significant risk that the Excise Tax will apply to any redemptions of our Public Shares after December 31, 2022, including redemptions made if we are unable to consummate a Business Combination by or before the Original Termination Date. The application of the Excise Tax to any redemptions we make after December 31, 2022 could potentially reduce the per-share amount that our Public Stockholders would otherwise be entitled to receive.
The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal is to amend the date by which the Company must consummate a Business Combination from the Original Termination Date to be either (x) the Extended Termination Date, in order to provide the Company with sufficient time to complete a business combination, or (y) the Amended Termination Date, such that (i) the Company will be obligated to redeem all issued and outstanding Public Shares as promptly as reasonably possible but not more than ten business days after the Amended Termination Date which will allow the Company to return the funds to its Public Stockholders in calendar year 2022 before the Excise Tax begins to apply to stock repurchases and redemptions in 2023, to enable these stockholders to recover their investment sooner without any deductions for the Excise Tax and deploy such returned funds as they see fit; (ii) subject to the approval of the Company’s then remaining stockholders after completion of the Mandatory Redemption and the Board, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law, as promptly as reasonably possible after completion of the Mandatory Redemption; and (iii) Continental shall commence liquidation of the Trust Account promptly upon the Amended Termination Date. The securities offered in the IPO were units (the “Units”) comprised of one share of Class A Common Stock and one-fourth of one redeemable warrant (a “Public Warrant”). The Company also plans to voluntarily delist the Class A Common Stock, Public Warrants and Units from the New York Stock Exchange (“NYSE”) as soon as practicable after completion of the Mandatory Redemption, subject to the rules of NYSE and the Second Amended and Restated Certificate.
For further details about the reasons for the Charter Amendment Proposal and the Trust Amendment Proposal, see the sections titled “Proposal No. 1 — The Charter Amendment Proposal — Reasons for the Charter Amendment Proposal” and “Proposal No. 2 — The Trust Amendment Proposal — Reasons for the Trust Amendment Proposal,” respectively, of this proxy statement.
The Company reserves the right to move to adjourn the Special Meeting sine die in the event that the Board determines before the Special Meeting that is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and/or the Trust Amendment Proposal. In that event, at the Special Meeting the Company will ask its stockholders to vote only upon the Adjournment Proposal and not on the Charter Amendment Proposal or the Trust Amendment Proposal.
The Board has fixed the close of business on November 14, 2022 (the “Record Date”) as the record date for determining the Company’s stockholders entitled to receive notice of, and vote at, the Special Meeting and any adjournment thereof. Only holders of record of Common Stock on the Record Date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.
Pursuant to the Charter, a Public Stockholder may request that the Company redeem all or a portion of its Public Shares for cash if the Charter Amendment Proposal is approved. Notwithstanding the foregoing, if the Charter Amendment Proposal and Trust Amendment Proposal are approved and the Extension is implemented, the

Company’s trust account will not be liquidated (other than to effectuate the redemptions described above) until the earlier of (a) receipt by the trustee of a termination letter (in accordance with the terms of the Trust Agreement) or (b) the expiration of the Extension Period.
TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD PUBLIC SHARES THROUGH UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT BY 5:00 P.M. EASTERN TIME ON DECEMBER 14, 2022, THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE SPECIAL MEETING, THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH, INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REDEMPTION IS REQUESTED, AND (3) DELIVER YOUR SHARES OF CLASS A COMMON STOCK TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.
For illustrative purposes, on the Record Date, the redemption price per share was approximately $10.05, based on the aggregate amount on deposit in the Trust Account, less expenses reimbursable from the Trust Account, of approximately $289.0 million as of September 30, 2022, divided by the total number of then outstanding Public Shares. The closing price of the Class A Common Stock on NYSE on the Record Date was $10.01. Accordingly, if the market price of the Class A Common Stock were to remain the same until the date of the Special Meeting, adopting the Second Amended and Restated Certificate would result in a Public Stockholder receiving approximately $0.04 more per share than if the shares of Class A Common Stock were sold in the open market. The Company cannot assure stockholders that they will be able to sell their shares of Class A Common Stock in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its shares when such stockholders wish to sell their shares.
Public stockholders may elect to redeem their public shares regardless of whether or how they vote on the proposals at the Special Meeting, but redemption payments for Elections in connection with this Special Meeting will only be made if the Charter Amendment Proposal and the Trust Amendment Proposal receive the requisite stockholder approval.
The approval of the Charter Amendment Proposal and the Trust Amendment Proposal each requires the affirmative vote of the holders of at least sixty-five percent (65%) of all outstanding shares of Common Stock, voting together as a single class.
The approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the then-outstanding shares of Common Stock present at the Special Meeting and entitled to vote thereon, voting together as a single class. The Adjournment Proposal will only be put forth for a vote if either there are not sufficient votes to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal at the Special Meeting or the Board determines before the Special Meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and/or the Trust Amendment Proposal.
After careful consideration of all relevant factors, including, but not limited to, the IRA and the Excise Tax the time value of money and the conclusion that it is very unlikely that the Company would be able to complete a business combination before the Original Termination Date, the Board has determined that the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal are in the best interests of the Company and its stockholders and recommends that you vote or give instruction to vote “FOR” each of the proposals.
Your vote is very important. Whether or not you plan to attend the Special Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented and voted at the Special Meeting. Submitting a proxy now will NOT prevent you from being able to attend and vote during the Special Meeting. If you hold your shares in “street name”

through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that the shares you beneficially own are represented and voted at the Special Meeting. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Special Meeting and vote in person, you will need to obtain a legal proxy from your bank, broker or nominee authorizing you to vote these shares. If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the proposals presented at the Special Meeting. If you fail to return your proxy card and do not vote in person or by proxy at the Special Meeting, your shares (i) will not be counted for the purposes of determining whether a quorum is present at the Special Meeting or whether the Charter Amendment Proposal or the Adjournment Proposal (as the case may be) is approved by the requisite votes; and (ii) will have the effect of a vote “AGAINST” the Trust Amendment Proposal at the Special Meeting.
Enclosed is the Notice of Special Meeting and accompanying proxy statement containing detailed information about the Special Meeting, the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Special Meeting, the Company urges you to read this material carefully and vote your shares.
By Order of the Board of Directors of Figure Acquisition Corp. I
/s/ Michael Cagney
Chairman
This proxy statement is dated November 18, 2022
and is first being mailed to our stockholders with the form of proxy on or about November 18, 2022.

FIGURE ACQUISITION CORP. I
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
OF FIGURE ACQUISITION CORP. I
TO BE HELD ON DECEMBER 16, 2022
To the Stockholders of Figure Acquisition Corp. I:
NOTICE IS HEREBY GIVEN that a special meeting of the stockholders of Figure Acquisition Corp. I, a Delaware corporation (the “Company”), will be held on December 16, 2022, at 9:00 a.m., Pacific Time (the “Special Meeting”), or at such other time and on such other date to which the meeting may be adjourned or postponed. The Special Meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You can attend the Special Meeting, vote, and submit questions via live audio webcast by visiting www.virtualshareholdermeeting.com/FACA2022SM and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.
You are cordially invited to attend the Special Meeting that will be held for the purpose of considering and voting on (i) a charter amendment proposal to amend and restate the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) by adopting the second amended and restated certificate of incorporation in the form reflecting the changes marked on the document set forth in Annex A of the accompanying proxy statement (the “Second Amended and Restated Certificate”), to amend the date by which the Company must consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”), from February 23, 2023 (the “Original Termination Date”) to (x) August 23, 2023 (the “Extended Termination Date”), or (y) such other earlier date as shall be determined by our board of directors (the “Board”) and publicly announced by the Company (such amended date, the “Amended Termination Date”), provided that such Amended Termination Date shall be no sooner than the date of the effectiveness of the Second Amended and Restated Certificate pursuant to the General Corporation Law of Delaware (“DGCL”) and that such Amended Termination Date may be earlier than the Original Termination Date (such period, the “Extension Period” and such proposal, the “Charter Amendment Proposal”); (ii) a trust amendment proposal to amend the Investment Management Trust Agreement, dated February 18, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, as trustee (“Continental”), pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of the accompanying proxy statement (the “Trust Amendment”) to change the date on which Continental must commence liquidation of the trust account established in connection with the Company’s initial public offering (the “IPO”) (the “Trust Account”) to the Amended Termination Date (the “Trust Agreement Proposal”); and (iii) an adjournment proposal to adjourn the Special Meeting to a later date or dates or sine die, if necessary, either (x) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes from the holders of Class A common stock, par value $0.01 per share (the “Class A Common Stock”) and Class B common stock, par value $0.0001 per share (the “Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”) to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal or (y) if the Company’s board of directors (the “Board”) determines before the Special Meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and/or the Trust Amendment Proposal (the “Adjournment Proposal” and, together with the Charter Amendment Proposal and the Trust Agreement Proposal, the “Proposals”), more fully described in the accompanying proxy statement, which is dated November 18, 2022 and is first being mailed to stockholders on or about that date.
On August 16, 2022, President Biden signed into law the Inflation Reduction Act of 2022 (H.R. 5376) (the “IRA”), which, among other things, imposes a 1% excise tax on any domestic corporation that repurchases its stock after December 31, 2022 (the “Excise Tax”). The Excise Tax is imposed on the fair market value of the repurchased stock, with certain exceptions. Because we are a Delaware corporation and our securities trade on the NYSE, we are a “covered corporation” within the meaning of the IRA. While not free from doubt, absent any further guidance, there is significant risk that the Excise Tax will apply to any redemptions of our Public Shares after December 31, 2022, including redemptions made if we are unable to consummate a Business Combination by or before the Original Termination Date. The application of the Excise Tax to any redemptions we make after December 31, 2022 could potentially reduce the per-share amount that our Public Stockholders would otherwise be entitled to receive.

The purpose of the Charter Amendment Proposal is to amend the date by which the Company must consummate a Business Combination from the Original Termination Date to be either (x) the Extended Termination Date, in order to provide the Company with sufficient time to complete a business combination, or (y) the Amended Termination Date, such that (i) the Company will be obligated to redeem all issued and outstanding Public Shares as promptly as reasonably possible but not more than ten business days after the Amended Termination Date which will allow the Company to return the funds to its Public Stockholders in calendar year 2022 before the Excise Tax begins to apply to stock repurchases and redemptions in 2023, to enable these stockholders to recover their investment sooner without any deductions for the Excise Tax and deploy such returned funds as they see fit; (ii) subject to the approval of the Company’s then remaining stockholders after completion of the Mandatory Redemption and the Board, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law, as promptly as reasonably possible after completion of the Mandatory Redemption; and (iii) Continental shall commence liquidation of the Trust Account promptly upon the Amended Termination Date.
The purpose of the Trust Amendment Proposal is that Continental shall commence liquidation of the Trust Account promptly upon the earliest of (i) the Company’s completion of an initial business combination; (ii) the Extended Termination Date; and (iii) the Amended Termination Date. The securities offered in the IPO were units (the “Units”) comprised of one share of Class A Common Stock and one-fourth of one redeemable warrant (a “Public Warrant”). The Company also plans to voluntarily delist the Class A Common Stock, Public Warrants and Units from the New York Stock Exchange (“NYSE”) as soon as practicable after completion of the Mandatory Redemption, subject to the rules of NYSE and the Second Amended and Restated Certificate.
Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. The Adjournment Proposal is not conditioned upon the approval of any other proposal. If, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes from the holders of Common Stock to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal, the Company may move to adjourn the Special Meeting to such later date or dates to permit further solicitation and vote of proxies. The Company also reserves the right to move to adjourn the Special Meeting sine die in the event that the Board determines before the Special Meeting that is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and/or the Trust Amendment Proposal. In those events, at the Special Meeting the Company will ask its stockholders to vote only upon the Adjournment Proposal and not on the Charter Amendment Proposal or the Trust Amendment Proposal. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved at the Special Meeting, the Adjournment Proposal will not be presented. After careful consideration of all relevant factors, including, but not limited to, the IRA and the Excise Tax, the time value of money and the conclusion that it is very unlikely that the Company would be able to complete a business combination before the Original Termination Date, the Board has determined that the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal are in the best interests of the Company and its stockholders and recommends that you vote or give instruction to vote “FOR” each of the proposals.
The Board has fixed the close of business on November 14, 2022 (the “Record Date”) as the record date for determining the Company’s stockholders entitled to receive notice of, and vote at, the Special Meeting and any adjournment thereof. Only holders of record of Common Stock on the Record Date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.
Pursuant to the Charter, a Public Stockholder may request that the Company redeem all or a portion of its Public Shares for cash if the Charter Amendment Proposal is approved. Notwithstanding the foregoing, if the Charter Amendment Proposal and Trust Amendment Proposal are approved and the Extension is implemented, the Company’s trust account will not be liquidated (other than to effectuate the redemptions described above) until the earlier of (a) receipt by the trustee of a termination letter (in accordance with the terms of the Trust Agreement) or (b) the expiration of the Extension Period.
TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD PUBLIC SHARES THROUGH UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT BY 5:00 P.M. EASTERN TIME ON DECEMBER 14, 2022, THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE SPECIAL MEETING, THAT YOUR

PUBLIC SHARES BE REDEEMED FOR CASH, INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REDEMPTION IS REQUESTED, AND (3) DELIVER YOUR SHARES OF CLASS A COMMON STOCK TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.
For illustrative purposes, on the Record Date, the redemption price per share was approximately $10.05, based on the aggregate amount on deposit in the Trust Account, less expenses reimbursable from the Trust Account, of approximately $289.0 million as of September 30, 2022, divided by the total number of then outstanding Public Shares. The closing price of the Class A Common Stock on NYSE on the Record Date was $10.01. Accordingly, if the market price of the Class A Common Stock were to remain the same until the date of the Special Meeting, adopting the Second Amended and Restated Certificate would result in a Public Stockholder receiving approximately $0.04 more per share than if the shares of Class A Common Stock were sold in the open market. The Company cannot assure stockholders that they will be able to sell their shares of Class A Common Stock in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its shares when such stockholders wish to sell their shares.
The approval of the Charter Amendment Proposal is a condition to its implementation.
If the Charter Amendment Proposal is not approved or implemented, and a business combination is not completed on or before February 23, 2023, the Company will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter complete the Mandatory Redemption, which redemption may be subject to the Excise Tax that could reduce the per-share amount that our Public Stockholders would otherwise be entitled to receive, and such redemption will completely extinguish the rights of the holders of Public Shares (the “Public Stockholders”) as stockholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following the Mandatory Redemption, and subject to the approval of Company’s then remaining stockholders and the Board, in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the General Corporation Law of the State of Delaware (as amended from time to time, the “DGCL”) to provide for claims of creditors and the requirements of other applicable law.
The approval of the Charter Amendment Proposal and the Trust Amendment Proposal each require the affirmative vote of the holders of at least sixty-five percent (65%) of all outstanding shares of Common Stock, voting together as a single class.
The approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the then-outstanding shares of Common Stock present at the Special Meeting and entitled to vote thereon, voting together as a single class. The Adjournment Proposal will only be put forth for a vote if either there are not sufficient votes to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal at the Special Meeting or the Board determines before the Special Meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and/or the Trust Amendment Proposal.
Record holders of Common Stock at the close of business on the Record Date are entitled to vote or have their votes cast at the Special Meeting. On the Record Date, there were 28,750,000 issued and outstanding shares of Class A Common Stock and 3,194,444 issued and outstanding shares of Class B Common Stock. There were also 9,126,984 issued and outstanding shares of Class L common stock, par value $0.0001 per share, outstanding on such date, but such shares are not entitled to vote in respect of any matters except required by applicable law or NYSE rules. Voting on all resolutions at the Special Meeting will be conducted by way of a poll rather than on a show of hands. On a poll, votes are counted according to the number of shares registered in each stockholder’s name which are voted, with each share of Common Stock carrying one vote.
As of the date of the proxy statement, Fintech Acquisition LLC (the “Sponsor”) and our independent directors hold all of the issued and outstanding shares of Class B Common Stock. In addition to these shares, (i) approval of the Charter Amendment Proposal will require the affirmative vote of at least 17,569,445 shares of Common

Stock held by the Public Stockholders (or approximately 61.1% of the Class A Common Stock); (ii) approval of the Trust Amendment Proposal will require the affirmative vote of at least 17,569,445 shares of Common Stock held by the Public Stockholders (or approximately 61.1% of the Class A Common Stock); and (iii) approval of the Adjournment Proposal will require the affirmative vote of at least 12,777,779 shares of Common Stock held by the Public Stockholders (or approximately 44.4% of the Class A Common Stock) if all shares of Common Stock are represented at the Special Meeting and cast votes, and the affirmative vote of at least 4,791,667 shares of Common Stock held by the Public Stockholders (or approximately 16.7% of the Class A Common Stock) if only such shares as are required to establish a quorum are represented at the Special Meeting and cast votes.
The Sponsor and the Company’s directors and officers have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any shares of Common Stock held by it or them, as applicable, if the Company fails to complete an initial Business Combination, although they will be entitled to liquidating distributions from the Trust Account with respect to any shares of Class A Common Stock they hold if the Company fails to complete its initial Business Combination by the applicable deadline. The Sponsor and the Company’s directors and officers intend to vote in favor of each of the proposals at the Special Meeting.
If the Company liquidates, the Sponsor has agreed that it will be liable to us if, and to the extent, any claims by a third party (other than our independent auditors) for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (i) $10.00 per public share or (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the assets in the Trust Account, in each case net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. The Company has not independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and believes that the Sponsor’s only assets are securities of the Company and, therefore, the Sponsor may not be able to satisfy those obligations. None of the Company’s officers or directors will indemnify the Company for claims by third parties, including, without limitation, claims by vendors and prospective target businesses.
Your vote is very important. Whether or not you plan to attend the Special Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented and voted at the Special Meeting. Submitting a proxy now will NOT prevent you from being able to attend and vote during the Special Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that the shares you beneficially own are represented and voted at the Special Meeting. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Special Meeting and vote in person, you will need to obtain a legal proxy from your bank, broker or nominee authorizing you to vote these shares. If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the proposals presented at the Special Meeting. If you fail to return your proxy card and do not vote in person or by proxy at the Special Meeting, your shares (i) will not be counted for the purposes of determining whether a quorum is present at the Special Meeting or whether the Charter Amendment Proposal or the Adjournment Proposal (as the case may be) is approved by the requisite votes; and (ii) will have the effect of a vote “AGAINST” the Trust Amendment Proposal at the Special Meeting.
Enclosed is the proxy statement containing important information about the Special Meeting, the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Special Meeting, the Company urges you to read this material carefully and vote your shares.
If you have any questions or need assistance voting your shares of Common Stock, please contact D.F. King, the Company’s proxy solicitor, by calling (866) 304-5477, or banks and brokers can call (212) 269-5550, or by emailing FACA@dfking.com.

This Notice of Special Meeting and the accompanying proxy statement are dated November 18, 2022 and are first being mailed to stockholders on or about that date.
By Order of the Board of Directors of Figure Acquisition Corp. I
/s/ Michael Cagney
Chairman
November 18, 2022

FIGURE ACQUISITION CORP. I
PROXY STATEMENT FOR THE SPECIAL MEETING OF STOCKHOLDERS OF FIGURE ACQUISITION CORP. I TO BE HELD ON DECEMBER 16, 2022
CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
The statements contained in this proxy statement that are not purely historical are “forward-looking statements.” Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this proxy statement may include, without limitation, statements about:
•	our ability to select an appropriate target business or businesses;
•	our ability to complete our initial business combination;
•	our expectations around the performance of the prospective target business or businesses;
•	our success in retaining or recruiting, or changes required in, our officers, key employees or directors following our initial business combination;
•	our officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving our initial business combination;
•	our potential ability to obtain additional financing to complete our initial business combination;
•	our pool of prospective target businesses;
•	the ability of our officers and directors to generate a number of potential business combination opportunities;
•	our public securities’ liquidity and trading;
•	the use of proceeds not held in the trust account or available to us from interest income on the trust account balance;
•	the trust account not being subject to claims of third parties; or
•	our financial performance.
The forward-looking statements contained in this proxy statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Risk Factors” and elsewhere in this proxy statement, and under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2021, as amended, our subsequently filed Quarterly Reports on Form 10-Q, and any other documents filed by the Company with the SEC. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING
The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the Special Meeting and the proposals to be presented at the Special Meeting. The following questions and answers do not include all the information that is important to the Company’s stockholders. Stockholders are urged to read carefully this entire proxy statement, including the other documents referred to herein, to fully understand the proposals to be presented at the Special Meeting and the voting procedures for the Special Meeting, which will be held on December 16, 2022, at 9:00 a.m., Pacific Time. The Special Meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You can attend the Special Meeting, vote, and submit questions via live audio webcast by visiting www.virtualshareholdermeeting.com/FACA2022SM and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the Special Meeting.
Why am I receiving this proxy statement?
FACA is a blank check company incorporated in Delaware. The Company was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Following the closing of the IPO on February 23, 2021, including the full exercise of the underwriters’ over-allotment option, and the concurrent sale of warrants to our Sponsor (the “Private Placement Warrants”), an amount of $287,500,000 from the net proceeds from the IPO and certain of the proceeds of the sale of Private Placement Warrants was placed in the Trust Account.
Like most blank check companies, the Charter provides for the return of the IPO proceeds held in trust to the Public Stockholders if there is no qualifying business combination(s) consummated within 24 months after the date of the closing of the IPO (i.e., by the Original Termination Date).
On August 16, 2022, President Biden signed into law the IRA, which, among other things, imposes a 1% excise tax on any domestic corporation that repurchases its stock after December 31, 2022. The Excise Tax is imposed on the fair market value of the repurchased stock, with certain exceptions. Because we are a Delaware corporation and our securities trade on the NYSE, we are a “covered corporation” within the meaning of the IRA. While not free from doubt, absent any further guidance, there is significant risk that the Excise Tax will apply to any redemptions of our Public Shares after December 31, 2022, including redemptions made if we are unable to consummate a Business Combination by or before the Original Termination Date. The application of the Excise Tax to any redemptions we make after December 31, 2022 could potentially reduce the per-share amount that our Public Stockholders would otherwise be entitled to receive.
The purpose of the Charter Amendment Proposal is to amend the date by which the Company must consummate a Business Combination from the Original Termination Date to be either (x) the Extended Termination Date, in order to provide the Company with sufficient time to complete a business combination, or (y) the Amended Termination Date, such that (i) the Company will be obligated to redeem all issued and outstanding Public Shares as promptly as reasonably possible but not more than ten business days after the Amended Termination Date which will allow the Company to return the funds to its Public Stockholders in calendar year 2022 before the Excise Tax begins to apply to stock repurchases and redemptions in 2023, to enable these stockholders to recover their investment sooner without any deductions for the Excise Tax and deploy such returned funds as they see fit; (ii) subject to the approval of the Company’s then remaining stockholders after completion of the Mandatory Redemption and the Board, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law, as promptly as reasonably possible after completion of the Mandatory Redemption; and (iii) Continental shall commence liquidation of the Trust Account promptly upon the Amended Termination Date.
The purpose of the Trust Amendment Proposal is that Continental shall commence liquidation of the Trust Account promptly upon the earliest of (i) the Company’s completion of an initial business combination; (ii) the Extended Termination Date; and (iii) the Amended Termination Date. The Company also plans to voluntarily delist the Class A Common Stock, Public Warrants and Units from the NYSE as soon as practicable after completion of the Mandatory Redemption, subject to the rules of NYSE and the Second Amended and Restated Certificate.
After careful consideration of all relevant factors, including, but not limited to, the IRA and the Excise Tax, the time value of money and the conclusion that it is very unlikely that the Company would be able to complete a business combination before the Original Termination Date, the Board has determined that the Charter Amendment Proposal and the Trust Amendment Proposal are in the best interests of the Company and its stockholders. On this basis, we believe that it is in the best interests of our stockholders to amend and restate the Charter and the Trust Agreement to change the Original Termination Date to the Amended Termination Date and is therefore holding this Special Meeting.
When and where will the Special Meeting be held?
The Special Meeting will be held on December 16, 2022, at 9:00 a.m., Pacific Time, or at such other time and on such other date to which the meeting may be adjourned or postponed. The Special Meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You can attend the Special Meeting, vote, and submit questions via live audio webcast by visiting www.virtualshareholdermeeting.com/FACA2022SM and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the Special Meeting.
How do I vote?
If you were a holder of record of shares of Class A Common Stock or shares of Class B Common Stock on the close of business on November 14, 2022, the Record Date for the Special Meeting, you may vote with respect to the Proposals virtually at the Special Meeting, via internet or by telephone or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.
Voting by Mail. By signing and dating the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individual(s) named on the proxy card to vote your shares at the Special Meeting in the manner you indicate. You are encouraged to sign, date and return the proxy card even if you plan to attend the Special Meeting virtually so that your shares will be voted if you are unable to attend the Special Meeting virtually. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign, date and return all proxy cards to ensure that all of your shares are voted. If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the proposals presented at the Special Meeting. If you fail to return your proxy card and do not vote in person or by proxy at the Special Meeting, your shares (i) will not be counted for the purposes of determining whether a quorum is present at the Special Meeting or whether the Charter Amendment Proposal or the Adjournment Proposal (as the case may be) is approved by the requisite votes; and (ii) will have the effect of a vote “AGAINST” the Trust Amendment Proposal at the Special Meeting.
Voting at the Special Meeting. You may attend, vote and examine the list of stockholders entitled to vote at the Special Meeting by visiting www.virtualshareholdermeeting.com/FACA2022SM and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the Special Meeting. Please see the question “How do I attend the Special Meeting virtually” below for further information on how to attend the Special Meeting virtually.
How do I attend the Special Meeting virtually?
If you are a registered stockholder, you will receive a proxy card from Broadridge Financial Solutions, Inc. (“Broadridge”), which contains instructions on how to attend the Special Meeting virtually including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact the Company.
At the start of the Special Meeting, you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Special Meeting.
If you hold your shares in “street name,” which means your shares are held of record by a bank, broker or other nominee, you must bring to the Special Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares. Investors should contact their bank, broker or nominee for instructions regarding obtaining a legal proxy.

What are the specific proposals on which I am being asked to vote at the Special Meeting?
FACA stockholders are being asked to consider and vote on the following proposals:
Proposal No. 1 — Charter Amendment Proposal — to amend and restate the Company’s Charter by adopting the Second Amended and Restated Certificate reflecting the changes marked on the document in the form set forth in Annex A of this proxy statement to change the date by which the Company must cease all operations except for the purpose of winding up if it fails to complete a Business Combination, from the Original Termination Date to the Extended Termination Date, or such other earlier date as shall be determined by our Board and publicly announced by the Company;
Proposal No. 2 — Trust Amendment Proposal — to amend the Trust Agreement, pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of this proxy statement, to change the date on which Continental must commence liquidation of the Trust Account to the Amended Termination Date; and
Proposal No. 3 — Adjournment Proposal — to adjourn the Special Meeting to a later date or dates or sine die, if necessary, either (x) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes from the holders of shares of Common Stock to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal or (y) if the Board determines before the Special Meeting that is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and/or the Trust Amendment Proposal.
Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. The Adjournment Proposal is not conditioned upon the approval of any other proposal. For more information, please see “Proposal No. 1 — The Charter Amendment Proposal,” “Proposal No. 2 — The Trust Amendment Proposal” and “Proposal No. 3 — The Adjournment Proposal.”
After careful consideration, the Board has determined that the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal are in the best interests of the Company and its stockholders and recommends that you vote or give instruction to vote “FOR” each of the proposals.
The existence of financial and personal interests of our directors and officers may result in conflicts of interest, including a conflict between what may be in the best interests of the Company and its stockholders and what may be best for a director’s personal interests when determining to recommend that stockholders vote for the proposals. See the sections titled “Proposal No. 1 — The Charter Amendment Proposal — Interests of the Sponsor and the Company’s Officers and Directors,” “Proposal No. 2 — The Trust Amendment Proposal — Interests of the Sponsor and Company’s Officers and Directors,” and “Beneficial Ownership of Securities” for a further discussion of these considerations.
THE VOTE OF STOCKHOLDERS IS IMPORTANT. STOCKHOLDERS ARE URGED TO SUBMIT THEIR PROXIES AS SOON AS POSSIBLE AFTER CAREFULLY REVIEWING THIS PROXY STATEMENT.
Are the proposals conditioned on one another?
Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. The Adjournment Proposal is not conditioned upon the approval of any other proposal. If, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes from the holders of shares of Common Stock to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal, the Company may move to adjourn the Special Meeting to such later date or dates to permit further solicitation and vote of proxies. The Company also reserves the right to move to adjourn the Special Meeting sine die in the event that the Board determines before the Special Meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and/or the Trust Amendment Proposal. In those events, at the Special Meeting the Company will ask its stockholders to vote only upon the Adjournment Proposal and not on the Charter Amendment Proposal or the Trust Amendment Proposal. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved at the Special Meeting, the Adjournment Proposal will not be presented.
Why is the Company proposing the Charter Amendment Proposal and the Trust Amendment Proposal?
The Charter currently provides that the Company has until the Original Termination Date to complete its initial Business Combination and, if the Company does not complete an initial Business Combination by the Original Termination Date, it will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter complete the Mandatory Redemption, which redemption will completely extinguish the rights of the Public Stockholders as stockholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such Mandatory Redemption, and subject to the approval of Company’s then remaining stockholders and the Board, in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law.
The Trust Agreement currently provides that Continental shall commence liquidation of the Trust Account only after and promptly after (x) its receipt of the applicable instruction letter delivered by the Company in connection with either a closing of an initial Business Combination or the Company’s inability to effect an initial Business Combination within the time frame specified in the Charter or (y) the Original Termination Date. If the Trust Amendment Proposal is approved, Continental shall commence liquidation of the Trust Account only after and promptly after (x) its receipt of the applicable instruction letter delivered by the Company in connection with either a closing of an initial Business Combination or the Company’s inability to effect an initial Business Combination within the time frame specified in the Charter or (y) upon the Amended Termination Date, if the aforementioned termination letter has not been received by Continental prior to such date.
Our Board believes stockholders will benefit from the Company consummating a business combination and is proposing the Charter Amendment Proposal to extend the date by which the Company must complete a business combination until the Extended Termination Date. The Extension would give the Company the opportunity to complete a business combination, which our Board believes is in the best interests of the stockholders. Our Board also believes that the current provisions of the Charter and the existing Trust Agreement described above were included to protect the Company’s stockholders from having to sustain their investment for an unreasonably long period if the Company were unable to find a suitable initial Business Combination target in the timeframe contemplated by the Charter and, accordingly, stockholders will benefit from giving the Company the flexibility to authorize a dissolution following the date of the special meeting and prior to the scheduled end of the Extension Period if a suitable acquisition target does not emerge.
In the absence of the affirmative vote of at least 65% of the outstanding shares of Class A Common Stock and Class B Common Stock to approve both the Charter Amendment Proposal and the Trust Amendment Proposal, the Company is not permitted by the Charter and the existing Trust Agreement to return the funds in the Trust Account to the Public Stockholders by way of liquidating the Trust Account until after the Original Termination Date, and the Public Stockholders may only exercise their redemption rights in connection with a stockholder vote on a proposed Business Combination or upon the approval of an amendment to any provision of the Charter relating to stockholders’ rights or pre-initial Business Combination activity.
On August 16, 2022, President Biden signed into law the IRA, which, among other things, imposes a 1% excise tax on any domestic corporation that repurchases its stock after December 31, 2022. The Excise Tax is imposed on the fair market value of the repurchased stock, with certain exceptions. Because we are a Delaware corporation and our securities trade on the NYSE, we are a “covered corporation” within the meaning of the IRA. While not free from doubt, absent any further guidance, there is significant risk that the Excise Tax will apply to any redemptions of our Public Shares after December 31, 2022, including redemptions made if we are unable to consummate a Business Combination by or before the Original Termination Date. The application of the Excise Tax to any redemptions we make after December 31, 2022 could potentially reduce the per-share amount that our Public Stockholders would otherwise be entitled to receive.
The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal is to amend the date by which the Company must consummate a Business Combination from the Original Termination Date to be either (x) the Extended Termination Date, in order to provide the Company with sufficient time to complete a business combination, or (y) the Amended Termination Date, such that (i) the Company will be obligated to redeem all issued and outstanding Public Shares as promptly as reasonably possible but not more than ten business days after the Amended Termination Date which will allow the Company to return the funds to its Public Stockholders in calendar year 2022 before the Excise Tax begins to apply to stock repurchases and redemptions in 2023, to enable these stockholders to recover their investment sooner without any deductions for the Excise Tax and deploy such returned funds as they see fit; (ii) subject to the approval of the Company’s then remaining stockholders after completion of the Mandatory Redemption and the Board, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law, as promptly as reasonably possible after completion of the Mandatory Redemption; and

(iii) Continental shall commence liquidation of the Trust Account promptly upon the Amended Termination Date. The securities offered in the IPO were the Units comprised of one Public Share and one-fourth of one Public Warrant. The Company also plans to voluntarily delist the Class A Common Stock, Public Warrants and Units from the NYSE as soon as practicable after completion of the Mandatory Redemption, subject to the rules of NYSE and the Second Amended and Restated Certificate.
For further details about the reasons for the Charter Amendment Proposal and the Trust Amendment Proposal, see the sections titled “Proposal No. 1 — The Charter Amendment Proposal — Reasons for the Charter Amendment Proposal” and “Proposal No. 2 — The Trust Amendment Proposal — Reasons for the Trust Amendment Proposal,” respectively, of this proxy statement.
In the event the Charter Amendment Proposal and the Trust Amendment Proposal are not approved or implemented and the Company is unable to complete a business combination on or before the Original Termination Date, the Company will dissolve and liquidate in accordance with the Charter.
What constitutes a quorum?
A quorum of our stockholders is necessary to hold a valid meeting. The presence at the virtual Special Meeting, in person or by proxy, of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote at the Special Meeting (the “voting Common Stock”) constitutes a quorum at the Special Meeting. Abstentions will be considered present for the purposes of establishing a quorum. The shares of the initial stockholders of the Company, including the Sponsor, (the “Initial Stockholders”), who own approximately 10% of the issued and outstanding shares of voting Common Stock as of the Record Date, will count towards this quorum. As a result, as of the Record Date, in addition to the shares of the Initial Stockholders, an additional 12,777,779 shares of Common Stock held by the Public Stockholders would be required to be present at the Special Meeting to achieve a quorum. Because all of the proposals to be voted on at the Special Meeting are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so the Company does not expect there to be any broker non-votes at the Special Meeting. If a quorum is not present within half an hour from the time appointed for the Special Meeting to commence or if during the Special Meeting a quorum ceases to be present, the Special Meeting will stand adjourned to the same day in the next week at the same time and place or to such other day, time and/or place as the Board may determine, and if at the adjourned meeting a quorum is not present within half an hour from the time appointed for the meeting to commence, the stockholders present will constitute a quorum.
What vote is required to approve the proposals presented at the Special Meeting?
The approval of the Charter Amendment Proposal requires the affirmative vote of the holders of at least 65% of all then outstanding shares of Class A Common Stock and Class B Common Stock.
The approval of the Trust Amendment Proposal requires the affirmative vote of the holders of at least 65% of all then outstanding shares of Class A Common Stock and Class B Common Stock, voting as a single class.
The approval of the Adjournment Proposal requires the affirmative vote of the holders of at least a majority of all then outstanding shares of Class A Common Stock and Class B Common Stock, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Special Meeting. The Adjournment Proposal will only be put forth for a vote if either (x) based upon the tabulated vote at the time of the Special Meeting there are not sufficient votes to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal at the Special Meeting or (y) if the Board determines before the Special Meeting that is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and/or the Trust Amendment Proposal.
How do the Initial Stockholders intend to vote their shares?
On the Record Date, the Initial Stockholders owned and were entitled to vote an aggregate of 3,194,444 shares of Common Stock, representing approximately 9.8% of the Company’s issued and outstanding shares of voting Common Stock, and plan to vote in favor of each of the Charter Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal.
Why should I vote “FOR” the Charter Amendment Proposal and the Trust Amendment Proposal?
The Charter currently provides that the Company has until the Original Termination Date to complete its initial Business Combination and, if the Company does not complete an initial Business Combination by the Original

Termination Date, it will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter complete the Mandatory Redemption, which redemption will completely extinguish the rights of the Public Stockholders as stockholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such Mandatory Redemption, and subject to the approval of Company’s then remaining stockholders and the Board, in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law.
The Trust Agreement currently provides that Continental shall commence liquidation of the Trust Account only after and promptly after (x) its receipt of the applicable instruction letter delivered by the Company in connection with either a closing of an initial Business Combination or the Company’s inability to effect an initial Business Combination within the time frame specified in the Charter or (y) the Original Termination Date. If the Trust Amendment Proposal is approved, Continental shall commence liquidation of the Trust Account only after and promptly after (x) its receipt of the applicable instruction letter delivered by the Company in connection with either a closing of an initial Business Combination or the Company’s inability to effect an initial Business Combination within the time frame specified in the Charter or (y) upon the Amended Termination Date, if the aforementioned termination letter has not been received by Continental prior to such date.
In the absence of the affirmative vote of at least 65% of the outstanding shares of Class A Common Stock and Class B Common Stock approve the Charter Amendment Proposal and the Trust Amendment Proposal, the Company is not permitted by the Charter and the existing Trust Agreement to return the funds in the Trust Account to the Public Stockholders by way of liquidating the Trust Account until after the Original Termination Date, and the Public Stockholders may only exercise their redemption rights in connection with a stockholder vote on a proposed Business Combination or upon the approval of an amendment to any provision of the Charter relating to stockholders’ rights or pre-initial Business Combination activity
On August 16, 2022, President Biden signed into law the IRA, which, among other things, imposes a 1% excise tax on any domestic corporation that repurchases its stock after December 31, 2022. The Excise Tax is imposed on the fair market value of the repurchased stock, with certain exceptions. Because we are a Delaware corporation and our securities trade on the NYSE, we are a “covered corporation” within the meaning of the IRA. While not free from doubt, absent any further guidance, there is significant risk that the Excise Tax will apply to any redemptions of our Public Shares after December 31, 2022, including redemptions made if we are unable to consummate a Business Combination by or before the Original Termination Date. The application of the Excise Tax to any redemptions we make after December 31, 2022 could potentially reduce the per-share amount that our Public Stockholders would otherwise be entitled to receive.
The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal is to amend the date by which the Company must consummate a Business Combination from the Original Termination Date to be either (x) the Extended Termination Date, in order to provide the Company with sufficient time to complete a business combination, or (y) the Amended Termination Date, such that (i) the Company will be obligated to redeem all issued and outstanding Public Shares as promptly as reasonably possible but not more than ten business days after the Amended Termination Date which will allow the Company to return the funds to its Public Stockholders in calendar year 2022 before the Excise Tax begins to apply to stock repurchases and redemptions in 2023, to enable these stockholders to recover their investment sooner without any deductions for the Excise Tax and deploy such returned funds as they see fit; (ii) subject to the approval of the Company’s then remaining stockholders after completion of the Mandatory Redemption and the Board, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law, as promptly as reasonably possible after completion of the Mandatory Redemption; and (iii) Continental shall commence liquidation of the Trust Account promptly upon the Amended Termination Date. The securities offered in the IPO were the Units comprised of one Public Share and one-fourth of one Public Warrant. The Company also plans to voluntarily delist the Class A Common Stock, Public Warrants and Units from the NYSE as soon as practicable after completion of the Mandatory Redemption, subject to the rules of NYSE and the Second Amended and Restated Certificate.
After careful consideration of all relevant factors, including, but not limited to, the IRA and the Excise Tax, the time value of money and the conclusion that it is very unlikely that the Company would be able to complete a business combination before the Original Termination Date, the Board has determined that the Charter Amendment Proposal and the Trust Amendment Proposal are in your best interests and recommends that you vote or give instruction to vote “FOR” the Charter Amendment Proposal and the Trust Amendment Proposal.
For further details about the reasons for the Charter Amendment Proposal and the Trust Amendment Proposal, see the sections titled “Proposal No. 1 — The Charter Amendment Proposal — Reasons for the Charter Amendment Proposal” and “Proposal No. 2 — The Trust Amendment Proposal — Reasons for the Trust Amendment Proposal,” respectively, of this proxy statement.
Why should I vote “FOR” the Adjournment Proposal?
If the Adjournment Proposal is not approved by the Company’s stockholders, the Board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes from the holders of shares of Common Stock to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal.
The Company may also move to adjourn the Special Meeting sine die in the event that the Board determines before the Special Meeting that is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and/or the Trust Amendment Proposal. In that event, the Company will ask its stockholders to vote only upon the Adjournment Proposal and not on the Charter Amendment Proposal or the Trust Amendment Proposal.
If presented, the Board recommends that you vote in favor of the Adjournment Proposal.
What if I do not want to vote “FOR” the Charter Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal?
If you do not want the Charter Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN,” not vote, or vote “AGAINST” such proposal.
If you attend the Special Meeting in person or by proxy, you may vote “AGAINST” the Charter Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal, and your shares of Common Stock will be counted for the purposes of determining whether the Charter Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal (as the case may be) is approved.
However, if you fail to return your proxy card, or if you fail to attend the Special Meeting in person or by proxy or do attend the Special Meeting in person or by proxy but “ABSTAIN” or otherwise fail to vote at the Special Meeting, (a) with respect to the Charter Amendment Proposal and the Adjournment Proposal, your shares of Common Stock will not be counted for the purposes of determining whether the Charter Amendment Proposal or the Adjournment Proposal (as the case may be) is approved and your shares of Common Stock which are not voted at the Special Meeting will have no effect on the outcome of such votes; and (b) with respect to the Trust Amendment Proposal, your shares of Common Stock will have the effect of a vote “AGAINST” the Trust Amendment Proposal at the Special Meeting.
If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the Adjournment Proposal will not be presented for a vote.
What happens if the Charter Amendment Proposal is not approved?
If, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes from the holders of shares of Common Stock to approve the Charter Amendment Proposal, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Charter Amendment Proposal. If the Adjournment Proposal is not approved by the Company’s stockholders, the Board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes from the holders of shares of Common Stock at the time of the Special Meeting to approve the Charter Amendment Proposal and the Trust Amendment Proposal.
If the Charter Amendment Proposal is not approved at the Special Meeting or at any adjournment thereof or is not implemented, and a business combination is not completed on or before the Original Termination Date, then as contemplated by and in accordance with the Charter, the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter complete the Mandatory Redemption, which redemption may be subject to the Excise Tax and which could reduce the per-share amount that our Public Stockholders would otherwise be entitled to receive, and such redemption will completely extinguish the rights of the Public Stockholders as stockholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such Mandatory Redemption, and subject to the approval of Company’s then remaining stockholders and the Board, in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law.
In addition, each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other.
If the Charter Amendment Proposal is approved, what happens next?
If the Charter Amendment Proposal is approved and the Extension is implemented, the Company will then continue to work to identify and consummate the initial business combination prior to the expiration of the Extension Period, unless the Board determines that an earlier liquidation is in the best interests of the Company’s stockholders. However, the Company will not proceed with the Extension if the number of redemptions of our public shares causes us to have net tangible assets of less than $5,000,001 following approval of the Charter Amendment Proposal and Trust Amendment Proposal.
The Charter Amendment Proposal and the Trust Amendment Proposal must both be approved for the Extension Period to be implemented.
If I vote for or against the Charter Amendment Proposal, can I request that my shares be redeemed?
Yes. Whether you vote “FOR” or “AGAINST” the Charter Amendment Proposal, or do not vote at all, you may elect to redeem your Public Shares, provided that the Charter Amendment Proposal is approved. You will need to submit a redemption request for your Public Shares if you choose to redeem. Please see the question “How do I exercise my redemption rights?” below for further information on how to exercise redemption rights.
How are the funds in the Trust Account currently being held?
With respect to the regulation of special purpose acquisition companies like us (“SPACs”), on March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.
There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, that has not entered into a definitive agreement within 18 months after the effective date of its IPO registration statement or that does not complete its initial business combination within 24 months after such date. While the funds in the Trust Account have, since the Company’s IPO, been held only in U.S. government securities within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less, or money market funds meeting certain conditions of Rule 2a-7 of the Investment Company Act, to mitigate the risk of being viewed as operating as an unregistered investment company, we will, on or prior to the 24-month anniversary of the effective date of the registration statement relating to our IPO, or February 23, 2023, instruct Continental Stock Transfer & Trust Company, the trustee with respect to the trust account, to liquidate the U.S. government securities or money market funds held in the trust account and thereafter to hold all funds in the trust account in cash until the earlier of consummation of our initial business combination or our liquidation. Following the liquidation of the trust account assets, we will likely receive minimal interest, if any, on the funds held in the trust account, which would reduce the dollar amount our public stockholders would have otherwise received upon any redemption or liquidation of the Company if the assets in the Trust Account had remained in U.S. government securities or money market funds. This means that the amount available for redemption will not increase in the future, and those stockholders who elect not to redeem their public shares in connection with the Charter Amendment will receive no more than the same per share amount, without additional interest, if they redeem their public shares in connection with a business combination or if the Company is liquidated in the future, in each case as compared with the per share amount they would have received if they had redeemed their public shares in connection with the Charter Amendment.
In addition, even prior to the 24-month anniversary of the effective date of the registration statement relating to our IPO, we may be deemed to be an investment company. The longer that the funds in the trust account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, there is a greater risk that we may be considered an unregistered investment company, in which case we may be required to liquidate. Accordingly, we may determine, in our discretion, to liquidate the securities held in the trust account at any time, even prior to the 24-month anniversary, and instead hold all funds in the trust account in cash, which would further reduce the dollar amount our public stockholders would receive upon any redemption or our liquidation. For more information, see the section entitled “Risk Factors – If we are deemed to be an investment company for purposes of the Investment Company Act, we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. To mitigate the risk of that result, on or prior to the 24-month anniversary of the effective date of the registration statement relating to our IPO, we will instruct Continental Stock Transfer & Trust Company to liquidate the securities held in the trust account and instead hold all funds in the trust account in cash. As a result, following such change, we will likely receive minimal, if any, interest, on the funds held in the trust account, which would reduce the dollar amount that our public stockholders would have otherwise received upon any redemption or liquidation of the Company if the assets in the trust account had remained in U.S. government securities or money market funds.”
May I change my vote after I have mailed my signed proxy card?
Yes. Stockholders of record may (i) send a later-dated, signed proxy card to Figure Acquisition Corp. I, at the address set forth under the question “Who can help answer my questions?” below so that it is received no later than 48 hours before the time appointed for the holding of the Special Meeting (or, in the case of an adjournment, no later than 48 hours before the time appointed for the holding of the adjourned meeting); (ii) attend the Special Meeting virtually, revoke your proxy and vote; or (iii) revoke their proxy by sending a notice of revocation to the Board at the Company’s address at 650 California Street, Suite 2700, San Francisco, CA 94108, which must be received by the Board prior to the vote at the Special Meeting. However, if your shares are held in “street name” by your bank, broker or another nominee, you must contact your bank, broker or other nominee to change your vote.
How are votes counted?
Voting on all resolutions at the Special Meeting will be conducted by way of a poll rather than on a show of hands. On a poll, votes are counted according to the number of shares registered in each stockholder’s name which are voted, with each share of Common Stock carrying one vote.
Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count “FOR” and “AGAINST” votes and “ABSTAIN”. Stockholders who attend the Special Meeting, either virtually or by proxy (or, if a corporation or other non-natural person, by sending their duly authorized representative or proxy), will be counted (and the number of shares of Common Stock held by such stockholders will be counted) for the purposes of determining whether a quorum is present at the Special Meeting.
At the Special Meeting, only those votes which are actually cast, either “FOR” or “AGAINST” the Charter Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal, will be counted for the purposes of determining whether the Charter Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal (as the case may be) is approved, and any shares of Common Stock which are not voted at the Special Meeting will have no effect on the outcome of such votes. Abstentions, while considered present for the purposes of establishing a quorum, (a) will not count as votes cast and will have no effect on the outcome of the vote on the Charter Amendment Proposal or the Adjournment Proposal; and (b) will have the effect of a vote “AGAINST” the Trust Amendment Proposal.
If my shares are held in “street name,” will my bank, broker or nominee automatically vote my shares for me?
If your shares are held in “street name” in a stock brokerage account or by a bank, broker or other nominee, you must provide the record holder of your shares with instructions on how to vote your shares. Please follow the voting instructions provided by your bank, broker or other nominee. Please note that you may not vote shares held in “street name” by returning a proxy card directly to the Company or by voting virtually online at the Special Meeting unless you provide a “legal proxy,” which you must obtain from your bank, broker or other nominee. If you wish to attend the Special Meeting virtually and vote online you must obtain a legal proxy.

Under the rules of NYSE, brokers who hold shares in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners. However, brokers are not permitted to exercise their voting discretion with respect to the approval of matters that NYSE determines to be “non-routine” without specific instructions from the beneficial owner. It is expected that all proposals to be voted on at the Special Meeting are “non-routine” matters and therefore, the Company does not expect there to be any broker non-votes at the Special Meeting.
If you hold your shares in “street name” and you do not instruct your bank, broker or other nominee on how to vote your shares, your bank, broker or other nominee will not vote your shares on the Charter Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal. Accordingly, your bank, broker, or other nominee can vote your shares at the Special Meeting only if you provide instructions on how to vote. You should instruct your broker to vote your shares as soon as possible in accordance with directions you provide.
Does the Board recommend voting “FOR” the approval of the Charter Amendment Proposal and the Trust Amendment Proposal?
Yes. After careful consideration of all relevant factors, the Board has determined that the Charter Amendment Proposal and the Trust Amendment Proposal are in the best interests of the Company and its stockholders and recommends that you vote or give instruction to vote “FOR” the Charter Amendment Proposal and the Trust Amendment Proposal.
What interests do the Company’s directors and officers have in the approval of the Charter Amendment Proposal?
Aside from their interests as stockholders, the Sponsor and the Company’s officers and directors have interests that differ from the interests of other stockholders generally. For more details, see the sections entitled “Proposal No. 1 — The Charter Amendment Proposal — Interests of the Sponsor and the Company’s Officers and Directors,” “Proposal No. 2 — The Trust Amendment Proposal — Interests of the Sponsor and the Company’s Officers and Directors,” and “Beneficial Ownership of Securities” of this proxy statement.
Do I have appraisal rights or dissenters’ rights if I object to the Charter Amendment Proposal?
No. There are no appraisal rights or dissenters’ rights available to the Company’s stockholders in connection with the Charter Amendment Proposal.
What do I need to do now?
You are urged to read carefully and consider the information contained in this proxy statement and to consider how the Charter Amendment Proposal and the Trust Amendment Proposal will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the bank, broker or nominee.
How do I exercise my redemption rights?
Pursuant to the Charter, in connection with the approval of the Charter Amendment Proposal, the Company’s Public Stockholders may demand that the Company redeem their Public Shares for a full pro rata portion of the Trust Account, regardless of whether they vote for or against, or whether they abstain from voting on, the Charter Amendment Proposal.
Notwithstanding the foregoing, if the Charter Amendment Proposal and Trust Amendment Proposal are approved and the Extension is implemented, the Company’s trust account will not be liquidated (other than to effectuate the redemptions described above) until the earlier of (a) receipt by the trustee of a termination letter (in accordance with the terms of the Trust Agreement) or (b) the expiration of the Extension Period. If the Extension is implemented, each public stockholder may seek to redeem all or a portion of his or her public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to the approval of the Extension, including any interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any stockholder vote to approve a business combination, or if we do not consummate a business combination by the end of the Extension Period.

The above paragraph assumes the Trust Amendment Proposal is also approved as each the Charter Amendment Proposal and the Trust Amendment Proposal is cross-condition on approval of each other.
What should I do if I receive more than one set of voting materials for the Special Meeting?
You may receive more than one set of voting materials for the Special Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.
Who will solicit and pay the cost of soliciting proxies for the Special Meeting?
The Company will pay the cost of soliciting proxies for the Special Meeting. The Company has engaged D.F. King (“D.F. King”) to assist in the solicitation of proxies for the Special Meeting. The Company will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of Class A Common Stock for their expenses in forwarding soliciting materials to beneficial owners of shares of Class A Common Stock and in obtaining voting instructions from those owners. The directors, officers and employees of the Company may also solicit proxies by telephone, by facsimile, by mail or on the Internet. They will not be paid any additional amounts for soliciting proxies.
Who can help answer my questions?
If you have questions about the Proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:
D.F. King
48 Wall Street, 22nd Floor
New York, NY 10005
Banks and Brokers Call Collect: (212) 269-5550
All Others Call Toll-Free: (866) 304-5477
Email: FACA@dfking.com
You also may obtain additional information about the Company from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.” If you are a Public Stockholder and you intend to seek redemption of your shares, you will need to deliver your shares of Class A Common Stock (either physically or electronically) (and stock certificate (if any) and other redemption forms) to the Transfer Agent at the address below prior to 5:00 p.m., Eastern Time, on December 14, 2022 (two business days prior to the date of the Special Meeting). If you have questions regarding the certification of your position or delivery of your shares, please contact:
Continental Stock Transfer & Trust Company
One State Street Plaza, 30th Floor
New York, New York 10004
E-mail: proxy@continentalstock.com

RISK FACTORS
You should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC on April 13, 2022, any subsequent Quarterly Report on Form 10-Q filed with the SEC and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.
A new 1% U.S. federal excise tax could be imposed on us in connection with redemptions by us of our shares.
On August 16, 2022, President Biden signed into law the Inflation Reduction Act of 2022 (H.R. 5376) (the “IRA”), which, among other things, imposes a 1% excise tax on any domestic corporation that repurchases its stock after December 31, 2022 (the “Excise Tax”). The Excise Tax is imposed on the repurchasing corporation itself, not its stockholders from which the stock is repurchased. Because we are a Delaware corporation and our securities are trading on the NYSE, we are a “covered corporation” for this purpose. The amount of the Excise Tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the Excise Tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the excise tax. The U.S. Department of Treasury has been given authority to provide regulations and other guidance to carry out, and prevent the abuse or avoidance of the Excise Tax; however, no guidance has been issued to date. It is uncertain whether, and/or to what extent, the Excise Tax could apply to any redemptions of our public shares after December 31, 2022, including any redemptions in connection with an initial business combination or in the event we do not consummate an initial business combination Extended Termination Date by the end of the Extension Period.
As described under “Proposal No. 1 — The Charter Amendment Proposal — Redemption Rights,” if the Current Outside Date (currently February 23, 2023) is extended, our public stockholders will have the right to require us to redeem their public shares. Because any redemption that occurs as a result of the Extension would occur before December 31, 2022, we would not be subject to the excise tax as a result of any redemptions in connection with the Extension. However, if our stockholders approve the Extension, then any redemption or other repurchase that we make that occurs after December 31, 2022 may be subject to the excise tax. Whether and to what extent we would be subject to the excise tax would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with our initial business combination; (ii) the structure of the business combination; (iii) the nature and amount of any “PIPE” or other equity issuances in connection with the business combination (or otherwise issued not in connection with the business combination but issued within the same taxable year of the business combination); and (iv) the content of regulations and other guidance from the U.S. Department of the Treasury. In addition, because the excise tax would be payable by us, and not by the redeeming holder, the mechanics of any required payment of the excise tax have not been determined. The foregoing could cause a reduction in the cash available on hand to complete a business combination and limit our ability to complete a business combination.
If we are deemed to be an investment company for purposes of the Investment Company Act, we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. To mitigate the risk of that result, on or prior to the 24-month anniversary of the effective date of the registration statement relating to our IPO, we will instruct Continental Stock Transfer & Trust Company to liquidate the securities held in the trust account and instead hold all funds in the trust account in cash. As a result, following such change, we will likely receive minimal, if any, interest, on the funds held in the trust account, which would reduce the dollar amount that our public stockholders would have otherwise received upon any redemption or liquidation of the Company if the assets in the trust account had remained in U.S. government securities or money market funds.
On March 30, 2022, the SEC issued the SPAC Rule Proposals, relating, among other things, to circumstances in which SPACs such as us could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of

“investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria. To comply with the duration limitation of the proposed safe harbor, a SPAC would have a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of the registration statement for its initial public offering. The company would then be required to complete its initial business combination no later than 24 months after the effective date of the registration statement for its initial public offering.
There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, that does not complete its initial business combination within the proposed time frame set forth in the proposed safe harbor rule. As indicated above, we completed our IPO in February 2021 and have operated as a blank check company searching for a target business with which to consummate an initial business combination since such time. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company if the SPAC Rule Proposals are adopted as proposed. If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants or rights following such a transaction, and our warrants or rights would expire worthless.
The funds in the trust account have, since our IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. To mitigate the risk of us being deemed to have been operating as an unregistered investment company under the Investment Company Act, we will, on or prior to the 24-month anniversary of the effective date of the registration statement relating to our IPO, or February 23, 2023, instruct Continental Stock Transfer & Trust Company, the trustee with respect to the trust account, to liquidate the U.S. government treasury obligations or money market funds held in the trust account and thereafter to hold all funds in the trust account in cash (i.e., in one or more bank accounts) until the earlier of the consummation of a business combination or our liquidation. Following such liquidation of the assets in our trust account, we will likely receive minimal interest, if any, on the funds held in the trust account, which would reduce the dollar amount our public stockholders would have otherwise received upon any redemption or liquidation of the Company if the assets in the trust account had remained in U.S. government securities or money market funds. This means that the amount available for redemption will not increase in the future, and those stockholders who elect not to redeem their public shares in connection with the Charter Amendment will receive no more than the same per share amount, without additional interest, if they redeem their public shares in connection with a business combination or if the Company is liquidated in the future, in each case as compared with the per share amount they would have received if they had redeemed their public shares in connection with the Charter Amendment.
In addition, even prior to the 24-month anniversary of the effective date of the registration statement relating to our IPO, we may be deemed to be an investment company. The longer that the funds in the trust account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, there is a greater risk that we may be considered an unregistered investment company, in which case we may be required to liquidate. Accordingly, we may determine, in our discretion, to liquidate the securities held in the trust account at any time, even prior to the 24-month anniversary, and instead hold all funds in the trust account in cash, which would further reduce the dollar amount our public stockholders would receive upon any redemption or our liquidation.

SPECIAL MEETING OF STOCKHOLDERS
This proxy statement is being provided to the Company’s stockholders as part of a solicitation of proxies by the Board for use at the Special Meeting of the Company’s stockholders to be held on December 16, 2022, and at any adjournment thereof. This proxy statement contains important information regarding the Special Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.
This proxy statement is being first mailed on or about November 18, 2022 to all stockholders of record of the Company as of the close of business on November 14, 2022, the Record Date for the Special Meeting. Stockholders of record who owned shares of Common Stock at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Special Meeting.
Date, Time and Place of Special Meeting
The Special Meeting will be held on December 16, 2022 at 9:00 a.m., Pacific Time, or at such other time and on such other date to which the meeting may be adjourned or postponed. The Special Meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You can attend the Special Meeting, vote, and submit questions via live audio webcast by visiting www.virtualshareholdermeeting.com/FACA2022SM and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the Special Meeting.
If you hold your shares in “street name,” which means your shares are held of record by a bank, broker or other nominee, you must bring to the Special Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares. Investors should contact their bank, broker or nominee for instructions regarding obtaining a legal proxy.
The Proposals at the Special Meeting
At the Special Meeting, the Company’s stockholders will consider and vote on the following proposals:
Proposal No. 1 — Charter Amendment Proposal — To amend and restate the Company’s Charter by adopting the Second Amended and Restated Certificate reflecting the changes marked on the document in the form set forth in Annex A of this proxy statement to change the date by which the Company must cease all operations except for the purpose of winding up if it fails to complete a Business Combination, from the Original Termination Date to the Extended Termination Date, or such other earlier date as shall be determined by our Board and publicly announced by the Company;
Proposal No. 2 — Trust Amendment Proposal — To amend the Trust Agreement, pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of this proxy statement, to change the date on which Continental must commence liquidation of the Trust Account to the Amended Termination Date; and
Proposal No. 3 — Adjournment Proposal — To adjourn the Special Meeting to a later date or dates or sine die, if necessary, either (x) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes from the holders of shares of Common Stock to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal or (y) if the Board determines before the Special Meeting that is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and/or the Trust Amendment Proposal.
Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. The Adjournment Proposal is not conditioned upon the approval of any other proposal. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved at the Special Meeting, the Adjournment Proposal will not be presented.
Voting Power; Record Date
As a stockholder of the Company, you have a right to vote on certain matters affecting the Company. The proposals that will be presented at the Special Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Special Meeting if you owned shares of Common Stock at the close of business on November 14,

2022, which is the Record Date for the Special Meeting. You are entitled to one vote for each share of Common Stock that you owned as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your bank, broker or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 31,944,444 issued and outstanding shares of Common Stock, of which 28,750,000 shares of Class A Common Stock are held by the Public Stockholders and 3,194,444 shares of Class B Common Stock are held by the Initial Stockholders. There were also 9,126,984 issued and outstanding shares of Class L common stock, par value $0.0001 per share, outstanding on such date, but such shares are not entitled to vote in respect of any matters except required by applicable law or NYSE rules.
Recommendation of the Board
THE BOARD RECOMMENDS
THAT YOU VOTE “FOR” EACH OF THESE PROPOSALS
Quorum
The presence, in person virtually or by proxy, of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote at the Special Meeting constitutes a quorum at the Special Meeting. Abstentions will be considered present for the purposes of establishing a quorum. The Initial Stockholders, who own approximately 10% of the issued and outstanding shares of voting Common Stock as of the Record Date, will count towards this quorum. As a result, as of the Record Date, in addition to the shares of the Initial Stockholders, an additional 12,777,779 shares of Common Stock held by the Public Stockholders would be required to be present at the Special Meeting to achieve a quorum.
Abstentions and Broker Non-Votes
Abstentions will be considered present for the purposes of establishing a quorum but will not constitute votes cast at the Special Meeting and therefore (a) will have no effect on the outcome of the vote on the Charter Amendment Proposal or the Adjournment Proposal; and (b) will have the effect of a vote “AGAINST” the Trust Amendment Proposal at the Special Meeting.
Under NYSE rules, if a stockholder holds their shares in “street” name through a bank, broker or other nominee and the stockholder does not instruct their bank, broker or other nominee how to vote their shares on a proposal, the bank, broker or other nominee has the authority to vote the shares in its discretion on certain “routine” matters. However, banks, brokers and other nominees are not authorized to exercise their voting discretion on any “non-routine” matters. This can result in a “broker non-vote,” which occurs on a proposal when (i) a bank, broker or other nominee has discretionary authority to vote on one or more “routine” proposals to be voted on at a meeting of stockholder; (ii) there are one or more “non-routine” proposals to be voted on at the meeting for which the bank, broker or other nominee does not have authority to vote without instructions from the beneficial owner of the shares; and (iii) the beneficial owner fails to provide the bank, broker or other nominee with voting instructions on a “non-routine” matter.
We believe that all of the proposals to be voted on at the Special Meeting will be considered non-routine matters. As a result, if you hold your shares in street name, your bank, brokerage firm or other nominee cannot vote the shares you beneficially own on any of the proposals to be voted on at the Special Meeting without your instruction.
Because all of the proposals to be voted on at the Special Meeting are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so we do not expect there to be any broker non-votes at the Special Meeting.
Vote Required for Approval
The approval of the Charter Amendment Proposal requires the affirmative vote of the holders of at least 65% of all then outstanding shares of Class A Common Stock and Class B Common Stock.
The approval of the Trust Amendment Proposal requires the affirmative vote of the holders of at least 65% of all then outstanding shares of Class A Common Stock and Class B Common Stock, voting as a single class.

The approval of the Adjournment Proposal requires the affirmative vote of the holders of at least a majority of all then outstanding shares of Class A Common Stock and Class B Common Stock, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Special Meeting.
Voting Your Shares
If you were a holder of record of shares of Common Stock as of the close of business on November 14, 2022, the Record Date for the Special Meeting, you may vote with respect to the proposals virtually at the Special Meeting, via internet or by telephone or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. Your proxy card shows the number of shares of Common Stock that you own. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted.
There are two ways to vote your shares of Common Stock at the Special Meeting:
Voting by Mail. By signing and dating the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individual(s) named on the proxy card to vote your shares at the Special Meeting in the manner you indicate. You are encouraged to sign, date and return the proxy card even if you plan to attend the Special Meeting virtually so that your shares will be voted if you are unable to attend the Special Meeting virtually. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign, date and return all proxy cards to ensure that all of your shares are voted. If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the proposals presented at the Special Meeting. If you fail to return your proxy card and do not vote in person or by proxy at the Special Meeting, your shares (i) will not be counted for the purposes of determining whether a quorum is present at the Special Meeting or whether the Charter Amendment Proposal or the Adjournment Proposal (as the case may be) is approved by the requisite votes; and (ii) will have the effect of a vote “AGAINST” the Trust Amendment Proposal at the Special Meeting.
Voting Electronically. You may attend, vote and examine the list of stockholders entitled to vote at the Special Meeting by visiting www.virtualshareholdermeeting.com/FACA2022SM and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the Special Meeting. If you hold your shares in “street name,” which means your shares are held of record by a bank, broker or other nominee, you must bring to the Special Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares. Investors should contact their bank, broker or nominee for instructions regarding obtaining a legal proxy.
Revoking Your Proxy
If you are a stockholder of record and give a proxy, you may revoke it at any time before the Special Meeting or at the Special Meeting by doing any one of the following:
•
you may send a later-dated, signed proxy card to Figure Acquisition Corp. I, 650 California Street, Suite 2700, San Francisco, CA 94108, which shall be received no later than 48 hours before the time appointed for the holding of the Special Meeting (or, in the case of an adjournment, no later than 48 hours before the time appointed for the holding of the adjourned meeting);

•	you may notify the Board in writing at the address above before the Special Meeting; or
•	you may attend the Special Meeting, revoke your proxy, and vote in person, as indicated above.
However, if your shares are held in “street name” by your bank, broker or another nominee, you must contact your bank, broker or other nominee to change your vote.
No Additional Matters
The Special Meeting has been called only to consider and vote on the approval of the Charter Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal. The Board does not know of any other matters to be presented at the Special Meeting. If any additional matters are properly presented at the Special Meeting, absence any express instructions to the contrary, the individual(s) named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters.
Who Can Answer Your Questions about Voting
If you are a stockholder and have any questions about how to vote or direct a vote in respect of your shares of Common Stock, you may call D.F. King, our proxy solicitor, by calling (866) 304-5477 (toll-free), or banks and brokers can call (212) 269-5550, or by emailing FACA@dfking.com.
Redemption Rights
Pursuant to the Charter, in connection with the approval of the Charter Amendment Proposal, the Company’s Public Stockholders may demand that that the Company redeem their Public Shares for a full pro rata portion of the Trust Account, regardless of whether they vote for or against, or whether they abstain from voting on, the Charter Amendment Proposal.
Notwithstanding the foregoing, if the Charter Amendment Proposal and Trust Amendment Proposal are approved and the Extension is implemented, the Company’s trust account will not be liquidated (other than to effectuate the redemptions described above) until the earlier of (a) receipt by the trustee of a termination letter (in accordance with the terms of the Trust Agreement) or (b) the expiration of the Extension Period. If the Extension is implemented, each public stockholder may seek to redeem all or a portion of his or her public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to the approval of the Extension, including any interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any stockholder vote to approve a business combination, or if we do not consummate a business combination by the end of the Extension Period. You will be entitled to receive cash for any public shares to be redeemed only if you:
(i)
(a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)
prior to 5:00 p.m., Eastern Time, on December 14, 2022 (two business days prior to the scheduled vote at the special meeting), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, e-mail:proxy@continentalstock.com), that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

Public stockholders may elect to redeem all or a portion of their public shares regardless of whether they vote for or against the Charter Amendment Proposal and the Trust Amendment Proposal and regardless of whether they hold public shares on the record date.
If you hold your shares through a bank or broker, you must ensure your bank or broker complies with the requirements identified herein, including submitting a written request that your shares be redeemed for cash to the transfer agent and delivering your shares to the transfer agent prior to 5:00 p.m., Eastern Time, on December 14, 2022 (two business days before the scheduled vote at the special meeting). You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Charter Amendment and Election.
Through DTC’s DWAC (Deposit/Withdrawal at Custodian) System, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.
Certificates that have not been tendered in accordance with these procedures prior to the vote on the Charter Amendment Proposal will not be redeemed for cash held in the trust account. In the event that a public stockholder tenders its shares and decides prior to the vote at the special meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the special meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Charter Amendment Proposal and Trust Amendment Proposal are not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Charter Amendment Proposal will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension would receive payment of the redemption price for such shares soon after the completion of the Charter Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.
The consequences of a redemption to any particular stockholder will depend on that stockholder’s particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances.
Appraisal Rights and Dissenters’ Rights
There are no appraisal rights or dissenters’ rights available to the Company’s stockholders in connection with the Charter Amendment Proposal.
Proxy Solicitation Costs
The Company is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or in person. The Company has engaged D.F. King to assist in the solicitation of proxies for the Special Meeting. The Company and its directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. The Company will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.
The Company will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. The Company will pay D.F. King a fee of $25,000, plus disbursements, reimburse D.F. King for its reasonable out-of-pocket expenses and indemnify D.F. King and its affiliates against certain claims, liabilities, losses, damages and expenses for its services as the Company’s proxy solicitor. The Company will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to the Company’s stockholders. Directors, officers and employees of the Company who solicit proxies will not be paid any additional compensation for soliciting.

PROPOSAL NO. 1 — THE CHARTER AMENDMENT PROPOSAL
Overview
The Company is proposing to amend and restate its Charter to change the date by which it has to consummate a Business Combination from the Original Termination Date to the Extended Termination Date, or such other earlier date as shall be determined by our Board and publicly announced by the Company.
For illustrative purposes, on the Record Date, the redemption price per share was approximately $10.05, based on the aggregate amount on deposit in the Trust Account, less expenses reimbursable from the Trust Account, of approximately $289.0 million as of September 30, 2022, divided by the total number of then outstanding Public Shares. The closing price of the Class A Common Stock on NYSE on the Record Date was $10.01, if the market price of the Class A Common Stock were to remain the same until the date of the Special Meeting, adopting the Second Amended and Restated Certificate would result in a Public Stockholder receiving approximately $0.04 more per share than if the shares of Class A Common Stock were sold in the open market. The Company cannot assure stockholders that they will be able to sell their shares of Class A Common Stock in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its shares when such stockholders wish to sell their shares.
Public stockholders may elect to redeem their public shares regardless of whether or how they vote on the proposals at the Special Meeting, but redemption payments for Elections in connection with this Special Meeting will only be made if the Charter Amendment Proposal and the Trust Amendment Proposal receive the requisite stockholder approval.
Reasons for the Charter Amendment Proposal
FACA is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.
The Company’s objective is to identify and complete a business combination by capitalizing on a combination of Sponsor’s relationships, knowledge and experience across industries can effect a positive transformation or augmentation of an existing business. After the closing of the IPO in February 2021, and consistent with the Company’s business purpose, the Board and the Company’s management commenced an active search for potential business combination targets, leveraging the Company’s and the Sponsor’s network of relationships and intimate knowledge of the private company marketplace.
As of the date of this proxy statement, the Company has not entered into a successful agreement to effectuate a Business Combination with any of the potential targets that it has reviewed due to a variety of reasons, including, among other things: (i) the parties’ inability to reach an agreement on valuation; (ii) the Company’s preliminary assessment of the relevant target company’s business model, customer concentration, competitive landscape and corresponding risks to future financial performance; (iii) the Company’s preliminary assessment of the relevant target company’s ability to execute its business and financial plans and scale its business; and (iv) alternative options available to potential targets, such as pursuing a traditional initial public offering or waiting for the capital markets to improve before pursuing a listing.
In particular, through its efforts to find a suitable target for a business combination, the Company’s management has encountered material changes in the market valuations of public company transactions since the IPO, creating divergent expectations of valuation between SPACs like the Company and stockholders of the privately owned businesses that may be interested in pursuing a Business Combination. Our Board believes such a divergence in expectations will remain the trend in the near to medium term such that the Company may not be able to identify, agree upon and consummate a Business Combination with a suitable target that meets the Company’s criteria for a Business Combination at an acceptable valuation by or before the Original Termination Date. Changes in the regulatory landscape have further affected the Company’s prospects for consummating a Business Combination, including the Excise Tax included in the Inflation Reduction Act of 2022, the SEC’s proposed rules relating to, among other items, enhancing disclosure in Business Combination transactions involving SPACs and private operating companies and increasing the potential liability of certain participants in proposed Business Combination transactions. The Board considers that the SEC’s proposed rules, if adopted, whether in the form proposed or in revised form, may materially increase the time required to negotiate and complete an initial Business Combination and could further impair the Company’s ability to complete an initial Business Combination by or before the Original Termination Date.

The Charter currently provides that the Company has until the Original Termination Date to complete its initial Business Combination and, if the Company does not complete an initial business combination by the Original Termination Date, it will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter complete the Mandatory Redemption, which redemption will completely extinguish the rights of the Public Stockholders as stockholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such Mandatory Redemption, and subject to the approval of Company’s then remaining stockholders and the Board, in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law.
Our Board believes stockholders will benefit from the Company consummating a business combination and is proposing the Charter Amendment Proposal to extend the date by which the Company must complete a business combination until the Extended Termination Date. The Extension would give the Company the opportunity to complete a business combination, which our Board believes is in the best interests of the stockholders. Our Board also believes that the current provisions of the Charter and the existing Trust Agreement described above were included to protect the Company’s stockholders from having to sustain their investment for an unreasonably long period if the Company were unable to find a suitable initial Business Combination target in the timeframe contemplated by the Charter and, accordingly, stockholders will benefit from giving the Company the flexibility to authorize a dissolution following the date of the special meeting and prior to the scheduled end of the Extension Period if a suitable acquisition target does not emerge.
In the absence of the affirmative vote of at least 65% of the outstanding shares of Class A Common Stock and Class B Common Stock to approve both the Charter Amendment Proposal and the Trust Amendment Proposal, the Company is not permitted by the Charter and the existing Trust Agreement to return the funds in the Trust Account to the Public Stockholders by way of liquidating the Trust Account until after the Original Termination Date, and the Public Stockholders may only exercise their redemption rights in connection with a stockholder vote on a proposed Business Combination or upon the approval of an amendment to any provision of the Charter relating to stockholders’ rights or pre-initial Business Combination activity.
On August 16, 2022, President Biden signed into law the IRA, which, among other things, imposes a 1% excise tax on any domestic corporation that repurchases its stock after December 31, 2022. The Excise Tax is imposed on the fair market value of the repurchased stock, with certain exceptions. Because we are a Delaware corporation and our securities trade on the NYSE, we are a “covered corporation” within the meaning of the IRA. While not free from doubt, absent any further guidance, there is significant risk that the Excise Tax will apply to any redemptions of our Public Shares after December 31, 2022, including redemptions made if we are unable to consummate a Business Combination by or before the Original Termination Date. The application of the Excise Tax to any redemptions we make after December 31, 2022 could potentially reduce the per-share amount that our Public Stockholders would otherwise be entitled to receive.
The purpose of the Charter Amendment Proposal is to amend the date by which the Company must consummate a Business Combination from the Original Termination Date to be either (x) the Extended Termination Date, in order to provide the Company with sufficient time to complete a business combination, or (y) the Amended Termination Date, such that (i) the Company will be obligated to redeem all issued and outstanding Public Shares as promptly as reasonably possible but not more than ten business days after the Amended Termination Date which will allow the Company to return the funds to its Public Stockholders in calendar year 2022 before the Excise Tax begins to apply to stock repurchases and redemptions in 2023, to enable these stockholders to recover their investment sooner without any deductions for the Excise Tax and deploy such returned funds as they see fit; (ii) subject to the approval of the Company’s then remaining stockholders after completion of the Mandatory Redemption and the Board, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law, as promptly as reasonably possible after completion of the Mandatory Redemption; and (iii) Continental shall commence liquidation of the Trust Account promptly upon the Amended Termination Date. The Company also plans to voluntarily delist the Class A Common Stock, Public Warrants and Units from NYSE as soon as practicable after completion of the Mandatory Redemption, subject to the rules of NYSE and the Second Amended and Restated Certificate.
After careful consideration of all relevant factors, including, but not limited to, the IRA and the Excise Tax, the time value of money and the conclusion that it is very unlikely that the Company would be able to complete a business combination before the Original Termination Date, the Board has determined that the Charter Amendment Proposal is in the best interests of the Company and its stockholders and recommends that you vote or give instruction to vote “FOR” the Charter Amendment Proposal.
If the Charter Amendment Proposal Is Not Approved
If, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes from the holders of shares of Common Stock to approve the Charter Amendment Proposal, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Charter Amendment Proposal. If the Adjournment Proposal is not approved by the Company’s stockholders, the Board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes from the holders of shares of Common Stock at the time of the Special Meeting to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal.
If the Charter Amendment Proposal is not approved at the Special Meeting or at any adjournment thereof or is not implemented, and a business combination is not completed on or before the Original Termination Date, then as contemplated by and in accordance with the Charter, the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter complete the Mandatory Redemption, which redemption may be subject to the Excise Tax and which could reduce the per-share amount that our Public Stockholders would otherwise be entitled to receive, and such redemption will completely extinguish the rights of the Public Stockholders as stockholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such Mandatory Redemption, and subject to the approval of Company’s then remaining stockholders and the Board, in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law.
Further, if the Charter Amendment Proposal is not approved, no redemption will be completed until the Original Termination Date, which redemption may be subject to the Excise Tax that could reduce the per-share amount that our Public Stockholder would otherwise be entitled to receive.
In addition, each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other.
If the Charter Amendment Proposal Is Approved
If the Charter Amendment Proposal is approved and the Extension is implemented, the Company will then continue to work to identify and consummate the initial business combination prior to the expiration of the Extension Period, unless the Board determines that an earlier liquidation is in the best interests of the Company’s stockholders. However, the Company will not proceed with the Extension if the number of redemptions of our public shares causes us to have net tangible assets of less than $5,000,001 following approval of the Charter Amendment Proposal and Trust Amendment Proposal. The Charter Amendment Proposal and the Trust Amendment Proposal must both be approved for the Extension Period to be implemented.
Interests of the Sponsor and the Company’s Officers and Directors
When you consider the recommendation of the Board, stockholders should be aware that aside from their interests as stockholders, the Sponsor and the Company’s officers and directors have interests that differ from the interests of other stockholders generally. The Board was aware of and considered these interests, among other matters, in recommending to the Company’s stockholders that they approve the Charter Amendment Proposal. The Company’s stockholders should take the following interests into account when deciding whether to approve the Charter Amendment Proposal:
•
the fact that the Sponsor and the Company’s officers and directors have agreed not to redeem any shares of Common Stock held by them in connection with a stockholder vote to approve a Business Combination or the Charter Amendment Proposal. Therefore, the 5,166,667 Private Placement Warrants held by the Sponsor and the 3,194,444 shares of Class B Common Stock and 9,126,984 shares of Class L common stock held by the Initial Stockholders will become worthless if the Company is not able to consummate a Business Combination within the required time period;

•
the fact that the Sponsor and the Company’s officers and directors have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any shares of Common Stock (other than Public Shares) held by them;

•
the fact that the Sponsor and the Company’s officers and directors will only be reimbursed for any loans extended, fees due or out-of-pocket expenses either (i) prior to the consummation of an initial Business Combination through funds held outside of the Trust Account or (ii) in connection with or after the consummation of an initial Business Combination. As of September 30, 2022, the Company had cash of $0.3 million remaining outside of the Trust Account. Additionally, an affiliate of the Company’s Sponsor entered into a commitment letter with the Company whereby the affiliate of the Company’s Sponsor agreed to provide working capital loans sufficient for the Company to satisfy its obligation as they come due until the earlier of: (a) the completion of the initial Business Combination, or (b) liquidation. Any such working capital loan under the commitment letter will be repaid to the affiliate of the Company’s Sponsor upon the completion of the initial Business Combination or, in the event of liquidation prior to the completion of the initial Business Combination, forgiven by the affiliate of the Company’s Sponsor upon liquidation. As of the date of this proxy statement, the Sponsor and the Company’s officers and directors and their affiliates had no unpaid reimbursable fees and expenses, and no amount was owed to the Sponsor under such working capital loans.; and

•
the fact that, if the Trust Account is liquidated in the event we are unable to complete an initial Business Combination within the required time period, the Sponsor has agreed to indemnify the Company to ensure that the proceeds in the Trust Account are not reduced below (i) $10.00 per Public Share or (ii) such lesser amount per Public Share held in the Trust Account due to reductions in the value of the trust assets as of the date of the liquidation of the Trust Account, in each case, net of the amount of interest earned on the property in the Trust Account which may be withdrawn to pay its taxes, by the claims of prospective target businesses with which the Company has entered into an acquisition agreement or claims of any third party for services rendered (other than the Company’s independent public accountants) or products sold to the Company or a prospective target business, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account.

Redemption Rights
Pursuant to the Charter, in connection with the approval of the Charter Amendment Proposal, the Company’s Public Stockholders may demand that the Company redeem their Public Shares for a full pro rata portion of the Trust Account, regardless of whether they vote for or against, or whether they abstain from voting on, the Charter Amendment Proposal.
Notwithstanding the foregoing, if the Charter Amendment Proposal and Trust Amendment Proposal are approved and the Extension is implemented, the Company’s trust account will not be liquidated (other than to effectuate the redemptions described above) until the earlier of (a) receipt by the trustee of a termination letter (in accordance with the terms of the Trust Agreement) or (b) the expiration of the Extension Period. If the Extension is implemented, each public stockholder may seek to redeem all or a portion of his or her public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to the approval of the Extension, including any interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any stockholder vote to approve a business combination, or if we do not consummate a business combination by the end of the Extension Period. You will be entitled to receive cash for any public shares to be redeemed only if you:
(i)
(a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)
prior to 5:00 p.m., Eastern Time, on December 14, 2022 (two business days prior to the scheduled vote at the special meeting), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, e-mail: proxy@continentalstock.com), that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).
Public stockholders may elect to redeem all or a portion of their public shares regardless of whether they vote for or against the Charter Amendment Proposal and the Trust Amendment Proposal and regardless of whether they hold public shares on the record date.
If you hold your shares through a bank or broker, you must ensure your bank or broker complies with the requirements identified herein, including submitting a written request that your shares be redeemed for cash to the transfer agent and delivering your shares to the transfer agent prior to 5:00 p.m., Eastern Time, on December 14, 2022 (two business days before the scheduled vote at the special meeting). You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Charter Amendment and Election.
Through DTC’s DWAC (Deposit/Withdrawal at Custodian) System, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.
Certificates that have not been tendered in accordance with these procedures prior to the vote on the Charter Amendment Proposal will not be redeemed for cash held in the trust account. In the event that a public stockholder tenders its shares and decides prior to the vote at the special meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the special meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Charter Amendment Proposal and Trust Amendment Proposal are not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Charter Amendment Proposal will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension would receive payment of the redemption price for such shares soon after the completion of the Charter Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.
The consequences of a redemption to any particular stockholder will depend on that stockholder’s particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances.
Vote Required for Approval
The approval of the Charter Amendment Proposal requires the affirmative vote of the holders of at least 65% of all then outstanding shares of Class A Common Stock and Class B Common Stock. Abstentions will be considered present for the purposes of establishing a quorum but will not constitute votes cast at the Special Meeting and therefore will have no effect on the approval of the Charter Amendment Proposal. The Charter Amendment Proposal is conditioned on the approval of the Trust Amendment Proposal.
In addition to the shares of the Initial Stockholders, the approval of the Charter Amendment Proposal will require the affirmative vote of at least 17,569,445 shares of Common Stock held by the Public Stockholders (or approximately 61.1% of the Class A Common Stock).
Recommendation of the Board
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE CHARTER AMENDMENT PROPOSAL.

PROPOSAL NO. 2 — THE TRUST AMENDMENT PROPOSAL
Overview
On February 23, 2021, we consummated our initial public offering of 28,750,000 Units to our Public Stockholders (each unit comprising one share of Class A Common Stock and one-fourth of one-redeemable warrant (each, a “Public Warrant”), collectively with the share of Class A Common Stock, a “Unit”), including the issuance of 3,750,000 Units as a result of the underwriters’ exercise of their over-allotment option and the sale of an aggregate of 5,166,667 Private Placement Warrants to our Sponsor. As a result, an amount equal to $287,750,000.00 was placed in the Trust Account, with Continental acting as trustee. The balance of the Trust Account as of September 30, 2022 was $289.0 million.
Continental’s role as trustee of the Trust Account is subject to the terms and conditions of the Trust Agreement. The Trust Agreement currently provides that Continental shall commence liquidation of the Trust Account only after and promptly after (x) its receipt of the applicable instruction letter delivered by the Company in connection with either a closing of an initial Business Combination or the Company’s inability to effect an initial Business Combination within the time frame specified in the Charter or (y) the Original Termination Date. The Trust Agreement further provides that the provision described in the preceding sentence may not be modified, amended or deleted without the affirmative vote of 65% of the then outstanding shares of Class A Common Stock and Class B Common Stock of the Company, voting together as a single class.
Reasons for the Trust Amendment Proposal
We propose to amend the Trust Agreement, pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of this proxy statement, to change the date on which Continental must commence liquidation of the Trust Account to the Amended Termination Date, such that Continental shall commence liquidation of the Trust Account promptly upon the Amended Termination Date once the Trust Amendment Proposal is approved at the Special Meeting.
After careful consideration of all relevant factors, including, but not limited to, the IRA and the Excise Tax, the time value of money and the conclusion that it is very unlikely that the Company would be able to complete a business combination before the Original Termination Date, the Board has determined that the Trust Amendment Proposal is in the best interests of the Company and its stockholders and recommends that you vote or give instruction to vote “FOR” the Trust Amendment Proposal.
Consequences if the Trust Amendment Proposal Is Not Approved
If, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes from the holders of shares of Common Stock to approve the Trust Amendment Proposal, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Trust Amendment Proposal. If the Adjournment Proposal is not approved by the Company’s stockholders, the Board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes from the holders of shares of Common Stock at the time of the Special Meeting to approve the Trust Amendment Proposal.
If the Trust Amendment Proposal is not approved at the Special Meeting or at any adjournment thereof or is not implemented, and a business combination is not completed on or before the Original Termination Date, then as contemplated by and in accordance with the Trust Agreement, Continental shall commence liquidation of the Trust Account only and promptly (x) after its receipt of the applicable instruction letter delivered by the Company in connection with the Company’s inability to effect an initial Business Combination within the time frame specified in the Charter or (y) upon the Original Termination Date, if the aforementioned termination letter has not been received by Continental prior to such date.
In addition, each of the Trust Amendment Proposal and the Charter Amendment Proposal is cross-conditioned on the approval of each other. Due to this cross-conditionality, if the Trust Amendment Proposal is not approved, no redemption will be completed until the Original Termination Date, which redemption may be subject to the Excise Tax that could reduce the per-share amount that our Public Stockholders would otherwise be entitled to receive.

Interests of the Sponsor and the Company’s Officers and Directors
When you consider the recommendation of the Board, stockholders should be aware that aside from their interests as stockholders, the Sponsor and the Company’s officers and directors have interests that differ from the interests of other stockholders generally. The Board was aware of and considered these interests, among other matters, in recommending to the Company’s stockholders that they approve the Trust Amendment Proposal. The Company’s stockholders should take the following interests into account when deciding whether to approve the Trust Amendment Proposal:
•
the fact that the Sponsor and the Company’s officers and directors have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any shares of Common Stock (other than Public Shares) held by them. As of the date of the proxy statement, the Sponsor and the Company’s officers and directors hold 3,194,444 Public Shares, which were purchased as part of the Units sold in the IPO. Therefore, the 5,166,667 Private Placement Warrants held by the Sponsor, and the 3,194,444 shares of Class B Common Stock and 9,126,984 shares of Class L common stock held by the Initial Stockholders will become worthless if the Company is not able to consummate a Business Combination within the required time period; and

•
the fact that, if the Trust Account is liquidated in the event we are unable to complete an initial Business Combination within the required time period, the Sponsor has agreed to indemnify the Company to ensure that the proceeds in the Trust Account are not reduced below (i) $10.00 per Public Share or (ii) such lesser amount per Public Share held in the Trust Account due to reductions in the value of the trust assets as of the date of the liquidation of the Trust Account, in each case, net of the amount of interest earned on the property in the Trust Account which may be withdrawn to pay its taxes, by the claims of prospective target businesses with which the Company has entered into an acquisition agreement or claims of any third party for services rendered (other than the Company’s independent public accountants) or products sold to the Company or a prospective target business, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account.

Vote Required for Approval
The approval of the Trust Amendment Proposal requires the affirmative vote of the holders of at least 65% of all then outstanding shares of Class A Common Stock and Class B Common Stock, voting as a single class. The Trust Amendment Proposal is conditioned on the approval of the Charter Amendment Proposal. Abstentions will be considered present for the purposes of establishing a quorum and will have the effect of a vote “AGAINST” the Trust Amendment Proposal.
In addition to the shares of the Initial Stockholders, the approval of the Trust Amendment Proposal will require the affirmative vote of at least 17,569,445 shares of Common Stock held by the Public Stockholders (or approximately 61.1% of the Class A Common Stock).
Recommendation of the Board
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE TRUST AMENDMENT PROPOSAL.

PROPOSAL NO. 3 — THE ADJOURNMENT PROPOSAL
Overview
The Adjournment Proposal asks stockholders to approve the adjournment of the Special Meeting to a later date or dates or sine die, if necessary, either (x) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes from the holders of shares of Common Stock to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal or (y) if the Board determines before the Special Meeting that is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and/or the Trust Amendment Proposal. In either such event, the Company will ask stockholders to vote only upon the Adjournment Proposal and not on the Charter Amendment Proposal or the Trust Amendment Proposal.
Consequences if the Adjournment Proposal Is Not Approved
If the Adjournment Proposal is not approved by the Company’s stockholders, the Board may not be able to adjourn the Special Meeting to a later date in the event, based on the tabulated votes, there are insufficient votes from the holders of shares of Common Stock to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal. In such event, the Charter Amendment Proposal and/or the Trust Amendment Proposal would not be implemented.
Vote Required for Approval
The approval of the Adjournment Proposal requires the affirmative vote of the holders of at least a majority of all then outstanding shares of Class A Common Stock and Class B Common Stock, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Special Meeting. Abstentions will be considered present for the purposes of establishing a quorum but will not constitute votes cast at the Special Meeting and therefore and will have the effect of a vote “AGAINST” the Adjournment Proposal.
In addition to the shares of the Initial Stockholders, the approval of the Adjournment Proposal will require the affirmative vote of at least 12,777,779 shares of Common Stock held by the Public Stockholders (or approximately 44.4% of the Class A Common Stock) if all shares of Common Stock are represented at the Special Meeting and cast votes, and the affirmative vote of at least 4,791,667 shares of Common Stock held by the Public Stockholders (or approximately 16.6% of the Class A Common Stock) if only such shares as are required to establish a quorum are represented at the Special Meeting and cast votes.
Recommendation of the Board
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT
PROPOSAL.

INFORMATION ABOUT THE COMPANY
General
FACA is a blank check company incorporated in Delaware. The Company was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.
IPO and Private Placement
On February 23, 2021, we consummated our initial public offering of 28,750,000 Units, including the issuance of 3,750,000 Units as a result of the underwriters’ exercise of their over-allotment option. The Units were sold at a price of $10.00 per Unit, generating gross proceeds of $287,500,000. The Units sold in the offering were registered under the Securities Act of 1933, as amended, on a registration statement on Form S-1 (No. 333-252686). The SEC declared the registration statement effective on February 18, 2021. Concurrently with the closing of the IPO, we consummated the sale of an aggregate of 5,166,667 Private Placement Warrants, at a price of $1.50 per Private Placement Warrant, to our Sponsor for an aggregate purchase price of $7,750,000. The Private Placement Warrants are identical to the Public Warrants, except that, so long as they are held by the Sponsor or its permitted transferees: (i) they will not be redeemable by the Company (except in certain redemption scenarios when the price per share of Common Stock equals or exceeds $10.00 (as adjusted)); (ii) they (including the shares of Common Stock issuable upon exercise of the Private Placement Warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold by the Sponsor until 30 days after the completion of the Company’s initial business combination; (iii) they may be exercised by the holders on a cashless basis; and (iv) they (including the shares of Common Stock issuable upon exercise of the Private Placement Warrants) are entitled to registration rights. The Sponsor has entered into an agreement with us pursuant to which they have agreed to waive their redemption rights with respect to any shares of Common Stock issuable upon exercise of the Private Placement Warrants.
The net proceeds from the issuance of these shares were placed in the Trust Account and were placed in a U.S.-based, non-interest-bearing trust account at JP Morgan Chase Bank, N.A.
Transaction costs of the IPO amounted to $16,253,012 consisting of $5,750,000 of underwriting discount, $10,062,500 of deferred underwriting discount, and $440,512 of other offering costs, and of which $621,678 were allocated to expense associated with the warrant liability.

BENEFICIAL OWNERSHIP OF SECURITIES
The following table sets forth information available to us as of November 18, 2022, with respect to our shares of Common Stock held by:
•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of Common Stock;
•	each of our named executive officers and directors; and
•	all of our executive officers and directors as a group.
Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.
In the table below, percentage ownership is based on 28,750,000 shares of Common Stock, consisting of (i) 28,750,000 shares of Class A Common Stock and (ii) 3,194,444 shares of Class B Common Stock. The table below excludes the 9,126,984 shares of Class L common stock, issued and outstanding as of November 18, 2022, which are non-voting shares. The following table does not reflect record or beneficial ownership of the private placement warrants as these warrants are not exercisable within 60 days of November 18, 2022.
Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.
	Class A Common Stock		Class B Common Stock
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Outstanding Common Stock	Number of Shares Beneficially Owned(2)	Approximate Percentage of Outstanding Common Stock
Fintech Acquisition LLC(3)			3,134,444	9.8%
Michael Cagney	—	—	—	—
Asiff Hirji	—	—	—	—
Christopher D. Davies	25,000	*	—	—
Thomas J. Milani	15,000	*	—	—
David Chao	—	—	20,000	*
David J. Miller	—	—	20,000	*
Annette L. Nazareth	—	—	20,000	*
Sculptor Capital LP(4)	1,617,205	5.63%
All officers and directors as a group (7 individuals)	*	*	60,000	*
*	less than 1%
(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Figure Technologies, Inc., 650 California Street, Suite 2700, San Francisco, California 94108.
(2)
Interests shown consist solely of shares of Class B common stock and exclude shares of Class L common stock. The shares of Class B common stock are convertible into shares of Class A common stock on a one-for-one basis, subject to adjustment. The Class L common stock is convertible into shares of Class A common stock after our initial business combination only to the extent certain triggering events occur prior to the 10th anniversary of our initial business combination.

(3)
Includes 1,395,645 shares of Class B common stock that our Sponsor distributed for no consideration to one of its members (the “Member”) on November 3, 2022 (the “Transferred Shares”). The Sponsor has entered into an agreement with the Member and certain of the Member’s affiliates, granting the Sponsor a call option pursuant to which the Member must cause the Transferred Shares to be contributed back to the Sponsor at the Sponsor’s request and in the Sponsor’s sole discretion. Our Sponsor is managed by a board of managers consisting of Michael Cagney and Thomas J. Milani. As a result, they may be deemed to have or share beneficial ownership of the Class B shares held directly by our sponsor and in respect of the call option described above. Each person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly.

(4)
Includes 1,617,205 shares of Class A Common Stock owned by certain private funds and discretionary accounts to which Sculptor Capital LP (Sculptor) serves as the principal investment manager. Sculptor Capital II LLP (Sculptor II), a wholly-owned subsidiary of Sculptor serves as the investment manager to certain of the private funds and discretionary accounts managed by Sculptor. Sculptor Capital Management, Inc. is the sole shareholder of Sculptor Capital Holding Corporation and the sole general partner of Sculptor.

Sculptor Capital Holding II LLC serves as the sole general partner of Sculptor-II and is wholly owned by Sculptor. By virtue of these relationships, each of Sculptor, Sculptor II, Sculptor Capital Management, Inc., Sculptor Capital Holding Corporation and Sculptor Capital Holding II LLC may be deemed to beneficially own the shares of Class A Common Stock that are directly owned by Sculptor.
In connection with our initial public offering, our initial stockholders beneficially own 10% of the issued and outstanding shares of our voting Common Stock. Because of this ownership block, our initial stockholders may be able to effectively influence the outcome of all matters requiring approval by our stockholders, including amendments to our amended and restated certificate of incorporation and approval of significant corporate transactions, including approval of our initial business combination.
Our sponsor and each of our officers and directors have entered into a letter agreement with us pursuant to which they have agreed to vote any shares owned by them in favor of any proposed initial business combination and to waive their redemption rights with respect to their founder shares and public shares in connection with (i) the completion of our initial business combination or (ii) a stockholder vote to approve an amendment to our amended and restated certificate of incorporation (A) to modify the substance or timing of our obligation to allow redemption in connection with our initial business combination or to redeem 100% of our public shares if we do not complete our initial business combination within 24 months from the closing of our initial public offering or (B) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity.
Our sponsor and our officers and non-independent directors are deemed to be our “promoters” as such term is defined under the federal securities laws.

HOUSEHOLDING INFORMATION
Unless the Company has received contrary instructions, it may send a single copy of this proxy statement to any household at which two or more stockholders reside if the Company believes the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce the Company’s expenses. However, if stockholders prefer to receive multiple sets of the Company’s disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of the Company’s disclosure documents, the stockholders should follow these instructions:
•
If the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at Figure Acquisition Corp. I, 650 California Street, Suite 2700, San Francisco, CA 94108, to inform us of his or her request; or

•	If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION
The Company files reports, proxy statements and other information with the SEC as required by the Exchange Act. You may access information on the Company at the SEC web site, which contains reports, proxy statements and other information, at: http://www.sec.gov.
This proxy statement is available without charge to stockholders of the Company upon written or oral request. If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Special Meeting, you should contact the Company in writing at Figure Acquisition Corp. I, 650 California Street, Suite 2700, San Francisco, CA 94108, or by telephone at (628) 210-6937.
If you have questions about the proposals or this proxy statement, would like additional copies of this proxy statement, or need to obtain proxy cards or other information related to the proxy solicitation, please contact D.F. King, our proxy solicitation agent, at the following address and telephone number:
D.F. King & Co., Inc.
48 Wall Street, 22nd Floor
New York, NY 10005
Banks and Brokers Call Collect: (212) 269-5550
All Others Call Toll-Free: (866) 304-5477
Email: FACA@dfking.com
To obtain timely delivery of the documents, you must request them no later than five business days before the date of the Special Meeting, or no later than December 9, 2022.

Annex A
The second amended and restated certificate of incorporation included in this Annex A has been marked to show the proposed deletions (with a strikethrough) and proposed additions (with an underline) to the text of Section 9.1(b), Section 9.2(d) and Section 9.7 for the convenience of the reader.
SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF FIGURE ACQUISITION CORP. I
December 16, 2022
Figure Acquisition Corp. I, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:
1.
The name of the Corporation is “Figure Acquisition Corp. I”. The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on December 15, 2020 (the “Original Certificate”).

2.	The Amended and Restated Certificate of Incorporation (the “First Amended and Restated Certificate”), was filed with the Secretary of State of the State of Delaware on February 18, 2021.
3.
This Second Amended and Restated Certificate of Incorporation (the “Second Amended and Restated Certificate”), which both restates and amends the provisions of the First Amended and Restated Certificate, was duly adopted in accordance with Sections 228, 242 and 245 of the General Corporation Law of the State of Delaware, as amended from time to time (the “DGCL”), and by written consent of the Corporation’s stockholders in accordance with Section 228 of the DGCL.

4.	This Second Amended and Restated Certificate shall become effective on the date of filing with the Secretary of State of Delaware.
5.	The text of the First Amended and Restated Certificate is hereby restated and amended in its entirety to read as follows:
ARTICLE I
NAME
The name of the corporation is Figure Acquisition Corp. I (the “Corporation”).
ARTICLE II
REGISTERED AGENT
The address of the Corporation’s registered office in the State of Delaware is located at c/o Corporation Service Company, 251 Little Falls Drive, in the City of Wilmington, County of New Castle, Delaware 19808. The name of its registered agent at such address is The Corporation Service Company.
ARTICLE III
PURPOSE
The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL. In addition to the powers and privileges conferred upon the Corporation by law and those incidental thereto, the Corporation shall possess and may exercise all the powers and privileges that are necessary or convenient to the conduct, promotion or attainment of the business or purposes of the Corporation, including, but not limited to, effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, involving the Corporation and one or more businesses (a “Business Combination”).
ARTICLE IV
CAPITALIZATION
Section 4.1. Authorized Capital Stock. The total number of shares of all classes of capital stock, which the Corporation is authorized to issue is (a) 100,000,000 shares of Class A common stock (the “Class A Common Stock”), par value $0.01, (b) 10,000,000 shares of Class B common stock (the “Class B Common Stock”), par value $0.0001, (c) 15,000,000 shares of Class L common stock (the “Class L Common Stock”), par value $0.0001 and (d) 1,000,000 shares of Preferred Stock (the “Preferred Stock”), par value $0.0001.

Section 4.2. Preferred Stock. Subject to Article IX of this Amended and Restated Certificate, the Board of Directors of the Corporation (the “Board”) is hereby expressly authorized to provide out of the unissued shares of the Preferred Stock for one or more series of Preferred Stock and to establish from time to time the number of shares to be included in each such series and to fix the voting rights, if any, designations, powers, preferences and relative, participating, optional, special and other rights, if any, of each such series and any qualifications, limitations and restrictions thereof, as shall be stated in the resolution or resolutions adopted by the Board providing for the issuance of such series and included in a certificate of designation (a “Preferred Stock Designation”) filed pursuant to the DGCL, and the Board is hereby expressly vested with the authority to the full extent provided by law, now or hereafter, to adopt any such resolution or resolutions.
Section 4.3. Common Stock.
(a)	Voting.
(i)
Except as otherwise required by law or this Amended and Restated Certificate (including any Preferred Stock Designation), the holders of the Common Stock (excluding the Class L Common Stock, except as required by law or the applicable rules of the New York Stock Exchange then in effect) shall exclusively possess all voting power with respect to the Corporation.

(ii)
Except as otherwise required by law or this Amended and Restated Certificate (including any Preferred Stock Designation), the holders of shares of Common Stock (excluding the Class L Common Stock, except as required by law or the applicable rules of the New York Stock Exchange then in effect) shall be entitled to one vote for each such share on each matter properly submitted to the stockholders on which the holders of the Common Stock are entitled to vote.

(iii)
Prior to the closing of the initial Business Combination, the holders of Class B Common Stock shall have the exclusive right to elect, remove and replace any director, and the holders of Class A Common Stock shall have no right to vote on the election, removal or replacement of any director prior to the closing of the initial Business Combination. This Section 4.3(a)(iii) may only be amended by a resolution passed by holders of a majority of the shares of outstanding Class B Common Stock. Following the initial Business Combination, except as otherwise required by law or this Amended and Restated Certificate (including any Preferred Stock Designation), at any annual or special meeting of the stockholders of the Corporation, holders of the Class A Common Stock and holders of the Class B Common Stock, voting together as a single class, shall have the exclusive right to vote for the election of directors and on all other matters properly submitted to a vote of the stockholders. Notwithstanding the foregoing, except as otherwise required by law or this Amended and Restated Certificate (including any Preferred Stock Designation), holders of shares of any series of Common Stock shall not be entitled to vote on any amendment to this Amended and Restated Certificate (including any amendment to any Preferred Stock Designation) that relates solely to the terms of one or more outstanding series of Preferred Stock or other series of Common Stock if the holders of such affected series of Preferred Stock or Common Stock, as applicable, are entitled exclusively, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Amended and Restated Certificate (including any Preferred Stock Designation) or the DGCL.

(b)	Class B Common Stock.
(i)
Shares of Class B Common Stock shall be convertible into shares of Class A Common Stock on a one-for-one basis (the “Initial Conversion Ratio”) automatically upon the closing of the initial Business Combination

(ii)
Notwithstanding the Initial Conversion Ratio, in the case that additional shares of Class A Common Stock, or equity-linked securities (as defined below), are issued or deemed issued in excess of the amounts sold in the Corporation’s initial public offering of securities (the “Offering”) and related to the closing of the initial Business Combination, all issued and outstanding shares of Class B Common Stock shall automatically convert into shares of Class A Common Stock at the time of the closing of the initial Business Combination at a ratio for which:

•	the numerator shall be equal to the sum of (A) 25% of all shares of Class A Common Stock issued or issuable (upon the conversion or exercise of any equity-linked securities or otherwise) by the Corporation, related to or in connection with the consummation of the initial Business Combination (excluding any shares of Class A Common Stock or equity-linked securities issued or issuable to any seller in the initial Business Combination, any shares of Class A Common Stock and any private placement warrants issued to Fintech Acquisition LLC (the “Sponsor”) or its affiliates upon conversion of loans to the Corporation) plus (B) the number of shares of Class B Common Stock issued and outstanding prior to the closing of the initial Business Combination; and
•	the denominator shall be the number of shares of Class B Common Stock issued and outstanding prior to the closing of the initial Business Combination.
As used herein, the term “equity-linked securities” means any securities of the Corporation which are convertible into or exchangeable or exercisable for shares of Class A Common Stock.
Notwithstanding anything to the contrary contained herein, (i) the foregoing adjustment to the Initial Conversion Ratio may be waived as to any particular issuance or deemed issuance of additional shares of Class A Common Stock or equity-linked securities by the written consent or agreement of holders of a majority of the shares of Class B Common Stock then outstanding consenting or agreeing separately as a single class in the manner provided in Section 4.3(b)(iii), and (ii) in no event shall the Class B Common Stock convert into Class A Common Stock at a ratio that is less than one-for-one.
The foregoing conversion ratio shall also be adjusted to account for any subdivision (by stock split, subdivision, exchange, stock dividend, reclassification, recapitalization or otherwise) or combination (by reverse stock split, exchange, reclassification, recapitalization or otherwise) or similar reclassification or recapitalization of the outstanding shares of Class A Common Stock into a greater or lesser number of shares occurring after the original filing of this Amended and Restated Certificate without a proportionate and corresponding subdivision, combination or similar reclassification or recapitalization of the outstanding shares of Class B Common Stock.
Each share of Class B Common Stock shall convert into its pro rata number of shares of Class A Common Stock pursuant to this Section 4.3(b). The pro rata share for each holder of Class B Common Stock will be determined as follows: each share of Class B Common Stock shall convert into such number of shares of Class A Common Stock as is equal to the product of one (1) multiplied by a fraction, the numerator of which shall be the total number of shares of Class A Common Stock into which all of the issued and outstanding shares of Class B Common Stock shall be converted pursuant to this Section 4.3(b) and the denominator of which shall be the total number of issued and outstanding shares of Class B Common Stock at the time of conversion.
(iii)
Voting. Except as otherwise required by law or this Amended and Restated Certificate (including any Preferred Stock Designation), for so long as any shares of Class B Common Stock shall remain outstanding, the Corporation shall not, without the prior vote or written consent of the holders of a majority of the shares of Class B Common Stock then outstanding, voting separately as a single class, amend, alter or repeal any provision of this Amended and Restated Certificate, whether by merger, consolidation or otherwise, if such amendment, alteration or repeal would alter or change the powers, preferences or relative, participating, optional or other or special rights of the Class B Common Stock. Any action required or permitted to be taken at any meeting of the holders of Class B Common Stock may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of the outstanding Class B Common Stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares of Class B Common Stock were present and voted and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which minutes of proceedings of stockholders are recorded. Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested. Prompt written notice of the taking of corporate action without a meeting by less than unanimous written consent of the holders of Class B Common Stock shall, to the extent required by law, be given to those holders of Class B Common Stock who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for notice of such meeting had been the date that written consents signed by a sufficient number of holders of Class B Common Stock to take the action were delivered to the Corporation.
(c)	Class L Common Stock
(i)
Shares of Class L Common Stock shall be convertible into shares of Class A Common Stock on a one-for-one basis (the Initial Conversion Ratio) if between the consummation of our initial business combination and the ten year anniversary of our initial business combination the closing price of our shares of Class A common stock equals or exceeds each of the share targets described below, one-fourth of the shares of our Class L common stock will automatically convert into shares of Class A common stock on a 1-for-1 basis (as adjusted for share sub-divisions, share capitalizations, reorganizations, recapitalizations and the like):

•
$12.50 per share (as adjusted for share sub-divisions, share capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within a 30-trading day period (the “First Price Vesting”);

•
$15.00 per share (as adjusted for share sub-divisions, share capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within a 30-trading day period (the “Second Price Vesting”);

•
$17.50 per share (as adjusted for share sub-divisions, share capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within a 30-trading day period (the “Third Price Vesting”); and

•
$20.00 per share (as adjusted for share sub-divisions, share capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within a 30-trading day period (the “Fourth Price Vesting”).

For purposes of the foregoing price vesting targets, if we consummate any liquidation, merger, share exchange, reorganization or other similar transaction after our initial business combination and before the tenth anniversary of our initial business combination (a “Strategic Transaction”) which results in all of our public stockholders having the right to exchange their common stock for cash, securities or other property, then our board of directors will determine in good faith the effective price per share of Class A common stock in such Strategic Transaction. This effective price will dictate how many remaining shares of Class L common stock convert on a one-for-one basis to shares of Class A common stock, based on the foregoing price vesting targets.
(ii)	Except as required by law or the applicable rules of the New York Stock Exchange then in effect, the Class L common stock shall have no voting rights.
(d)
Dividends. Subject to applicable law, the rights, if any, of the holders of any outstanding series of the Preferred Stock and the provisions of Article IX hereof, the holders of shares of Common Stock shall be entitled to receive such dividends and other distributions (payable in cash, property or capital stock of the Corporation) when, as and if declared thereon by the Board from time to time out of any assets or funds of the Corporation legally available therefor and shall share equally on a per share basis in such dividends and distributions.

(e)
Liquidation, Dissolution or Winding Up of the Corporation. Subject to applicable law, the rights, if any, of the holders of any outstanding series of the Preferred Stock and the provisions of Article IX hereof, in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation, the holders of shares of Common Stock shall be entitled to receive all the remaining assets of the Corporation available for distribution to its stockholders, ratably in proportion to the number of shares of Class A Common Stock (on an as converted basis with respect to the Class B Common Stock) held by them.

Section 4.4. Rights and Options. The Corporation has the authority to create and issue rights, warrants and options entitling the holders thereof to acquire from the Corporation any shares of its capital stock of any class or classes, with such rights, warrants and options to be evidenced by or in instrument(s) approved by the Board.

The Board is empowered to set the exercise price, duration, times for exercise and other terms and conditions of such rights, warrants or options; provided, however, that the consideration to be received for any shares of capital stock issuable upon exercise thereof may not be less than the par value thereof.
ARTICLE V
BOARD OF DIRECTORS
Section 5.1. Board Powers. The business and affairs of the Corporation shall be managed by, or under the direction of, the Board. In addition to the powers and authority expressly conferred upon the Board by statute, this Amended and Restated Certificate or the Bylaws of the Corporation then in effect (the “Bylaws”), the Board is hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the DGCL, this Amended and Restated Certificate, and any Bylaws adopted by the stockholders of the Corporation; provided, however, that no Bylaws hereafter adopted by the stockholders of the Corporation shall invalidate any prior act of the Board that would have been valid if such Bylaws had not been adopted.
Section 5.2. Number, Election and Term.
(a)
The number of directors of the Corporation shall be fixed from time to time exclusively by the Board pursuant to a resolution adopted by a majority of the Board, subject to any contractual rights of stockholders or any series of the Preferred Stock to elect directors.

(b)
Subject to Section 5.5 hereof, commencing at the first annual meeting of the stockholders of the Corporation, and at each annual meeting of the stockholders thereafter, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the second annual meeting of the stockholders after their election.

(c)	Subject to Section 5.5 hereof, a director shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.
(d)	Unless and except to the extent that the Bylaws shall so require, the election of directors need not be by written ballot.
Section 5.3. Newly Created Directorships and Vacancies. Subject to Section 5.5 hereof and the contractual rights of any stockholder, in accordance with the DGCL, newly created directorships resulting from an increase in the number of directors and any vacancies on the Board resulting from death, resignation, retirement, disqualification, removal or other cause may be filled solely and exclusively by a majority vote of the remaining directors then in office, even if less than a quorum, or by a sole remaining director (and not by stockholders), and any director so chosen shall hold office for the remainder of the full term of the class of directors to which the new directorship was added or in which the vacancy occurred and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.
Section 5.4. Removal. Subject to Section 5.5 hereof and the contractual rights of any stockholder, in accordance with the DGCL, any or all of the directors may be removed from office at any time, but only for cause and only by the affirmative vote of holders of a majority of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.
Section 5.5. Preferred Stock - Directors. Notwithstanding any other provision of this Article V, and except as otherwise required by law, whenever the holders of one or more series of the Preferred Stock shall have the right, voting separately by class or series, to elect one or more directors, the term of office, the filling of vacancies, the removal from office and other features of such directorships shall be governed by the terms of such series of the Preferred Stock as set forth in this Amended and Restated Certificate (including any Preferred Stock Designation) and such directors shall not be included in any of the classes created pursuant to this Article V unless expressly provided by such terms.

ARTICLE VI
BYLAWS
In furtherance and not in limitation of the powers conferred upon it by law, the Board shall have the power and is expressly authorized to adopt, amend, alter or repeal the Bylaws. The affirmative vote of a majority of the Board shall be required to adopt, amend, alter or repeal the Bylaws. The Bylaws also may be adopted, amended, altered or repealed by the stockholders; provided, however, that in addition to any vote of the holders of any class or series of capital stock of the Corporation required by law or by this Amended and Restated Certificate (including any Preferred Stock Designation), the affirmative vote of the holders of at least a majority of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for the stockholders to adopt, amend, alter or repeal the Bylaws; and provided further, however, that no Bylaws hereafter adopted by the stockholders shall invalidate any prior act of the Board that would have been valid if such Bylaws had not been adopted.
ARTICLE VII
MEETINGS OF STOCKHOLDERS; ACTION BY WRITTEN CONSENT
Section 7.1. Special Meetings. Subject to the rights, if any, of the holders of any outstanding series of the Preferred Stock, and to the requirements of applicable law, special meetings of stockholders of the Corporation may be called only by the Chairman of the Board, the Chief Executive Officer of the Corporation, the President or the Board pursuant to a resolution adopted by a majority of the Board, and the ability of the stockholders of the Corporation to call a special meeting is hereby specifically denied. Except as provided in the foregoing sentence, special meetings of stockholders of the Corporation may not be called by another person or persons.
Section 7.2. Advance Notice. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws.
Section 7.3. Action by Written Consent. Except as may be otherwise provided for or fixed pursuant to this Amended and Restated Certificate (including any Preferred Stock Designation) relating to the rights of the holders of any outstanding series of Preferred Stock, subsequent to the consummation of the Offering, any action required or permitted to be taken by the stockholders of the Corporation must be effected by a duly called annual or special meeting of such stockholders and may not be effected by written consent of the stockholders other than with respect to our Class B Common Stock with respect to which action may be taken by written consent.
ARTICLE VIII
LIMITED LIABILITY; INDEMNIFICATION
Section 8.1. Limitation of Director Liability. A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as the same exists or may hereafter be amended unless such director violated his or her duty of loyalty to the Corporation or its stockholders, acted in bad faith, knowingly or intentionally violated the law, authorized unlawful payments of dividends, unlawful stock purchases or unlawful redemptions, or derived improper personal benefit from his or her actions as a director. Any amendment, modification or repeal of the foregoing sentence shall not adversely affect any right or protection of a director of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.
Section 8.2. Indemnification and Advancement of Expenses.
(a)
To the fullest extent permitted by applicable law, as the same exists or may hereafter be amended, the Corporation shall indemnify and hold harmless each person who is or was made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”) by reason of the fact that he or she is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, other enterprise or nonprofit entity, including service with respect to an employee benefit plan (an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent, or in any other capacity while serving as a director, officer, employee or agent, against all liability and loss suffered and expenses (including, without limitation, attorneys’ fees, judgments, fines, excise taxes pursuant to the Employee Retirement Income Security Act of 1974, as amended (the “ERISA excise taxes”) and penalties and amounts paid in settlement) reasonably incurred by such indemnitee in connection with such proceeding. The Corporation shall to the fullest extent not prohibited by applicable law pay the expenses (including, without limitation, attorneys’ fees, judgments, fines, ERISA excise taxes and penalties and amounts paid in settlement) incurred by an indemnitee in defending or otherwise participating in any proceeding in advance of its final disposition; provided, however, that, solely to the extent required by applicable law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking, by or on behalf of the indemnitee, to repay all amounts so advanced if it shall ultimately be determined that the indemnitee is not entitled to be indemnified under this Section 8.2 or otherwise. The rights to indemnification and advancement of expenses conferred by this Section 8.2 shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators. Notwithstanding the foregoing provisions of this Section 8.2(a), except for proceedings to enforce rights to indemnification and advancement of expenses, the Corporation shall indemnify and advance expenses to an indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board.
(b)
The rights to indemnification and advancement of expenses conferred on any indemnitee by this Section 8.2 shall not be exclusive of any other rights that any indemnitee may have or hereafter acquire under law, this Amended and Restated Certificate, the Bylaws, an agreement, vote of stockholders or disinterested directors, or otherwise.

(c)
Any repeal or amendment of this Section 8.2 by the stockholders of the Corporation or by changes in law, or the adoption of any other provision of this Amended and Restated Certificate inconsistent with this Section 8.2, shall, unless otherwise required by law, be prospective only (except to the extent such amendment or change in law permits the Corporation to provide broader indemnification rights on a retroactive basis than permitted prior thereto), and shall not in any way diminish or adversely affect any right or protection existing at the time of such repeal or amendment or adoption of such inconsistent provision in respect of any proceeding (regardless of when such proceeding is first threatened, commenced or completed) arising out of, or related to, any act or omission occurring prior to such repeal or amendment or adoption of such inconsistent provision.

(d)	This Section 8.2 shall not limit the right of the Corporation, to the extent and in the manner authorized or permitted by law, to indemnify and to advance expenses to persons other than indemnitees.
ARTICLE IX
BUSINESS COMBINATION REQUIREMENTS; EXISTENCE
Section 9.1. General.
(a)
The provisions of this Article IX shall apply during the period commencing upon the effectiveness of this Amended and Restated Certificate and terminating upon the consummation of the Corporation’s initial Business Combination and no amendment to this Article IX shall be effective prior to the consummation of the initial Business Combination unless approved by the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of the Common Stock.

(b)
Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the Securities and Exchange Commission (the “SEC”) on February 3, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay franchise and income taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares

(as defined below) not previously properly redeemed in accordance with clause (iii) below if the Corporation does not complete its initial Business Combination  ~~within 24 months from the closing of the Offering~~   by the later of (x) August 23, 2023 or (y) the date of the effectiveness of this Second Amended and Restated Certificate (the “Amended Termination Date”) (or by such other earlier date as determined by the Board, in its sole discretion, and publicly announced by the Corporation) and (iii) the redemption of any Offering Shares properly submitted in connection with a stockholder vote seeking to amend any provisions of this Amended and Restated Certificate relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of the Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or any affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”
Section 9.2. Redemption Rights.
(a)
Prior to the consummation of the initial Business Combination, the Corporation shall provide all holders of Offering Shares with the opportunity to have their Offering Shares redeemed upon the consummation of the initial Business Combination pursuant to, and subject to the limitations of, Sections 9.2(b) and 9.2(c) (such rights of such holders to have their Offering Shares redeemed pursuant to such Sections, the “Redemption Rights”) hereof for cash equal to the applicable redemption price per share determined in accordance with Section 9.2(b) hereof (the “Redemption Price”); provided, however, that the Corporation shall not redeem Offering Shares to the extent that such redemption would result in the Corporation’s failure to have net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (or any successor rule)) of at least $5,000,001 or any greater net tangible asset or cash requirement which may be contained in the agreement relating to the initial Business Combination upon consummation of the initial Business Combination and after payment of deferred underwriting commissions (such limitation hereinafter called the “Redemption Limitation”). Notwithstanding anything to the contrary contained in this Amended and Restated Certificate, there shall be no Redemption Rights or liquidating distributions with respect to any warrant issued pursuant to the Offering.

(b)
If the Corporation offers to redeem the Offering Shares other than in conjunction with a stockholder vote on an initial Business Combination with a proxy solicitation pursuant to Regulation 14A of the Exchange Act (or any successor rules or regulations) and filing proxy materials with the SEC, the Corporation shall offer to redeem the Offering Shares upon the consummation of the initial Business Combination, subject to lawfully available funds therefor, in accordance with the provisions of Section 9.2(a) hereof, pursuant to a tender offer in accordance with Rule 13e-4 and Regulation 14E of the Exchange Act (or any successor rule or regulation) (such rules and regulations hereinafter called the “Tender Offer Rules”) which it shall commence prior to the consummation of the initial Business Combination and shall file tender offer documents with the SEC prior to the consummation of the initial Business Combination that contain substantially the same financial and other information about the initial Business Combination and the Redemption Rights as is required under Regulation 14A of the Exchange Act (or any successor rule or regulation) (such rules and regulations hereinafter called the “Proxy Solicitation Rules”), even if such information is not required under the Tender Offer Rules; provided, however, that if a stockholder vote is required by law to approve the proposed initial Business Combination, or the Corporation decides to submit the proposed initial Business Combination to the stockholders for their approval for business or other legal reasons, the Corporation shall offer to redeem the Offering Shares, subject to lawfully available funds therefor, in accordance with the provisions of Section 9.2(a) hereof, in conjunction with a proxy solicitation pursuant to the Proxy Solicitation Rules (and not the Tender Offer Rules) at a price per share equal to the Redemption Price calculated in accordance with the following provisions of this Section 9.2(b). In the event that the Corporation offers to redeem the Offering Shares pursuant to a tender offer in accordance with the Tender Offer Rules, the Redemption Price per share of the Common Stock payable to holders of the Offering Shares tendering their Offering Shares pursuant to such tender offer shall be equal to the quotient obtained by dividing: (i) the aggregate amount on deposit in the Trust Account as of two business days prior to the consummation of the initial Business Combination, including interest earned on the funds held in the Trust Account and not previously released to the Corporation to pay its franchise and income taxes, by (ii) the total number of then outstanding Offering Shares. If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on the proposed initial Business Combination pursuant to a proxy solicitation, the Redemption Price per share of the Common Stock payable to holders of the Offering Shares exercising their Redemption Rights shall be equal to the quotient obtained by dividing: (a) the aggregate amount on deposit in the Trust Account as of two business days prior to the consummation of the initial Business Combination, including interest earned on the funds held in the Trust Account and not previously released to the Corporation to pay its franchise and income taxes, by (b) the total number of then outstanding Offering Shares.
(c)
If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on an initial Business Combination pursuant to a proxy solicitation, a Public Stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a “group” (as defined under Section 13(d)(3) of the Exchange Act), shall be restricted from seeking Redemption Rights with respect to more than an aggregate of 15% of the Offering Shares without the prior consent of the Corporation.

(d)
Notwithstanding anything to the contrary herein, in In the event that the Corporation has not consummated an initial Business Combination  ~~within 24 months from the closing of the Offering~~   by the Amended Termination Date (or by such other earlier date as determined by the Board, in its sole discretion, and publicly announced by the Corporation), the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its franchise and income taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on an initial Business Combination, the Corporation shall consummate the proposed initial Business Combination only if (i) such initial Business Combination is approved by the affirmative vote of the holders of a majority of the shares of the Common Stock that are voted at a stockholder meeting held to consider such initial Business Combination and (ii) the Redemption Limitation is not exceeded.

(e)	If the Corporation conducts a tender offer pursuant to Section 9.2(b), the Corporation shall consummate the proposed initial Business Combination only if the Redemption Limitation is not exceeded.
Section 9.3. Distributions from the Trust Account.
(a)
A Public Stockholder shall be entitled to receive funds from the Trust Account only as provided in Sections 9.2(a), 9.2(b), 9.2(d) or 9.7 hereof, as applicable. In no other circumstances shall a Public Stockholder have any right or interest of any kind in or to distributions from the Trust Account, and no stockholder other than a Public Stockholder shall have any interest in or to the Trust Account.

(b)
Each Public Stockholder that does not exercise its Redemption Rights shall retain its interest in the Corporation and shall be deemed to have given its consent to the release of the remaining funds in the Trust Account to the Corporation, and following payment to any Public Stockholders exercising their Redemption Rights, the remaining funds in the Trust Account shall be released to the Corporation.

(c)
The exercise by a Public Stockholder of the Redemption Rights shall be conditioned on such Public Stockholder following the specific procedures for redemptions set forth by the Corporation in any applicable tender offer or proxy materials sent to the Public Stockholders relating to the proposed initial Business Combination, including the requirement that any Public Stockholder holder that holds Offering Shares beneficially through a nominee must identify itself to the Corporation in connection with any redemption election in order to validly redeem such Offering Shares. Holders of Offering Shares seeking to exercise their Redemption Rights may be required to either tender their certificates (if any) to the Corporation’s transfer agent or to deliver their shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, at the holder’s option, in each case up to two business days prior to the originally scheduled vote on the proposal to approve a Business Combination. Payment of the amounts necessary to satisfy the Redemption Rights properly exercised shall be made as promptly as practical after the consummation of the initial Business Combination.
Section 9.4. Share Issuances. Prior to the consummation of the Corporation’s initial Business Combination, the Corporation shall not issue any additional shares of capital stock of the Corporation that would entitle the holders thereof to receive funds from the Trust Account or vote on any initial Business Combination, on any pre-Business Combination activity or on any amendment to this Article IX.
Section 9.5. Transactions with Affiliates. In the event the Corporation enters into an initial Business Combination with a target business that is affiliated with Figure Technologies, Inc., Ellington Management Group, L.L.C., the Sponsor, or the directors or officers of the Corporation, the Corporation, or a committee of the independent directors of the Corporation, shall, to the extent required by applicable law or based upon the direction of the Board or a committee thereof, obtain an opinion from an independent investment banking firm or another entity that commonly renders valuation opinions that such Business Combination is fair to the Corporation from a financial point of view.
Section 9.6. No Transactions with Other Blank Check Companies. The Corporation shall not enter into an initial Business Combination with another blank check company or a similar company with nominal operations.
Section 9.7. Additional Redemption Rights. If, in accordance with Section 9.1(a), any amendment is made to Section 9.2(d) to modify the substance or timing of the Corporation’s obligation to allow redemption in connection with the initial Business Combination or the Corporation’s obligation to redeem 100% of the Offering Shares if the Corporation has not consummated an initial Business Combination  ~~within 24 months from the closing of the Offering~~   by the Amended Termination Date (or by such other earlier date as determined by the Board, in its sole discretion, and publicly announced by the Corporation) or with respect to any other provision relating to stockholders’ rights or pre-initial Business Combination activity, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Corporation to pay its franchise and income taxes, divided by the number of then outstanding Offering Shares; provided, however, that any such amendment will be voided, and this Article IX will remain unchanged, if any stockholders who wish to redeem are unable to redeem due to the Redemption Limitation.
Section 9.8. Minimum Value of Target. The Corporation’s initial Business Combination must occur with one or more businesses that together have an aggregate fair market value of at least 80% of the net assets held in the Trust Account (excluding the deferred underwriting discounts and commissions and taxes payable on the income earned on the Trust Account) at the time of the agreement to enter into the initial Business Combination.
Section 9.9. Approval of Business Combination by Independent Directors. The Corporation’s initial Business Combination must be approved by a majority of the independent directors of the Corporation.
ARTICLE X
CORPORATE OPPORTUNITY
To the extent allowed by law, the doctrine of corporate opportunity, or any other analogous doctrine, shall not apply with respect to the Corporation or any of its officers or directors, or any of their respective affiliates, in circumstances where the application of any such doctrine would conflict with any fiduciary duties or contractual obligations they may have as of the date of this Amended and Restated Certificate or in the future, and the Corporation renounces any expectancy that any of the directors or officers of the Corporation will offer any such corporate opportunity of which he or she may become aware to the Corporation, except, the doctrine of corporate opportunity shall apply with respect to any of the directors or officers of the Corporation only with respect to a corporate opportunity that was offered to such person solely in his or her capacity as a director or officer of the

Corporation and (i) such opportunity is one the Corporation is legally and contractually permitted to undertake and would otherwise be reasonable for the Corporation to pursue and (ii) the director or officer is permitted to refer that opportunity to the Corporation without violating any legal obligation.
ARTICLE XI
AMENDMENT OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
The Corporation reserves the right at any time and from time to time to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate (including any Preferred Stock Designation), and other provisions authorized by the laws of the State of Delaware at the time in force that may be added or inserted, in the manner now or hereafter prescribed by this Amended and Restated Certificate and the DGCL; and, except as set forth in Article VIII, all rights, preferences and privileges of whatever nature herein conferred upon stockholders, directors or any other persons by and pursuant to this Amended and Restated Certificate in its present form or as hereafter amended are granted subject to the right reserved in this Article XI; provided, however, that Article IX and Section 4.3(a)(iii) of this Amended and Restated Certificate may be amended only as provided therein.
ARTICLE XII
EXCLUSIVE FORUM FOR CERTAIN LAWSUITS
Section 12.1. Forum. (a) Subject to clause (b) immediately below, and unless the Corporation consents in writing to the selection of an alternative forum, to the fullest extent permitted by applicable law, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for any stockholder (including a beneficial owner) to bring (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim against the Corporation, its directors, officers or employees arising pursuant to any provision of the DGCL or this Amended and Restated Certificate or the Bylaws, or (iv) any action asserting a claim against the Corporation, its directors, officers or employees governed by the internal affairs doctrine and, if brought outside of Delaware, the stockholder bringing the suit will be deemed to have consented to service of process on such stockholder’s counsel except any action (A) as to which the Court of Chancery determines that there is an indispensable party not subject to the jurisdiction of the Court of Chancery (and the indispensable party does not consent to the personal jurisdiction of the Court of Chancery within ten days following such determination), (B) which is vested in the exclusive jurisdiction of a court or forum other than the Court of Chancery, or (C) for which the Court of Chancery does not have subject matter jurisdiction. (b) Notwithstanding the foregoing, (i) the provisions of this Section 12.1 will not apply to suits brought to enforce any duty or liability created by the Exchange Act or any other claim for which the federal courts have exclusive jurisdiction and (ii) unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall, to the fullest extent permitted by law, be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder.
Section 12.2. Consent to Jurisdiction. If any action the subject matter of which is within the scope of Section 12.1(a) immediately above is filed in a court other than a court located within the State of Delaware (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (i) the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce Section 12.1(a) immediately above (an “FSC Enforcement Action”) and (ii) having service of process made upon such stockholder in any such FSC Enforcement Action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder. If any action the subject matter of which is within the scope of Section 12.1(b) above is filed in a court other than a federal district court of the United States of America (a “Foreign Securities Act Action”) in the name of any stockholder (current, former or future), such stockholder shall be deemed to have consented to: (x) the personal jurisdiction of the federal district courts of the United States of America in connection with any action brought in any such court to enforce Section 12.1(b) above (a “Foreign Securities Act Enforcement Action”), and (y) having service of process made upon such stockholder in any such enforcement action by service upon such stockholder’s counsel in the Foreign Securities Act Enforcement Action as agent for such stockholder.
Section 12.3. Section 12.3 Severability. If any provision or provisions of this Article XII shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Article XII (including, without limitation, each portion of any sentence of this Article XII containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article XII.
ARTICLE XIII
APPLICATION OF DGCL SECTION 203
Section 13.1. Section 203 of the DGCL. The Corporation hereby expressly elects not to be governed by Section 203 of the DGCL.
Section 13.2. Limitation on Business Combinations. Notwithstanding the foregoing, the Corporation shall not engage in any business combination (as defined below), at any point in time at which the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act with any interested stockholder (as defined below) for a period of three (3) years following the time that such stockholder became an interested stockholder, unless:
(a)	prior to such time, the Board approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder; or
(b)
upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least eighty-five percent (85%) of the voting stock outstanding at the time the transaction commenced, excluding for purposes of determining the voting stock outstanding (but not the outstanding voting stock owned by the interested stockholder) those shares owned by (i) persons who are directors and also officers of the Corporation and (ii) employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or

(c)
at or subsequent to that time, the business combination is approved by the Board and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least 66-2/3% of the outstanding voting stock that is not owned by the interested stockholder.

Section 13.3. Certain Definitions. Solely for purposes of this Article XIII, references to:
(a)	“affiliate” means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, another person.
(b)
“associate,” when used to indicate a relationship with any person, means: (i) any corporation, partnership, unincorporated association or other entity of which such person is a director, officer or partner or is, directly or indirectly, the owner of twenty percent (20%) or more of any class of voting stock; (ii) any trust or other estate in which such person has at least a twenty percent (20%) beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity; and (iii) any relative or spouse of such person, or any relative of such spouse, who has the same residence as such person.

(c)	“business combination,” when used in reference to the Corporation and any interested stockholder of the Corporation, means:
(i)
any merger or consolidation of the Corporation or any direct or indirect majority-owned subsidiary of the Corporation (a) with the interested stockholder, or (b) with any other corporation, partnership, unincorporated association or other entity if the merger or consolidation is caused by the interested stockholder and as a result of such merger or consolidation Section 13.2 is not applicable to the surviving entity;

(ii)
any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), except proportionately as a stockholder of the Corporation, to or with the interested stockholder, whether as part of a dissolution or otherwise, of assets of the Corporation or of any direct or indirect majority-owned subsidiary of the Corporation which assets have an aggregate market value equal to ten percent (10%) or more of either the aggregate market value of all the assets of the Corporation determined on a consolidated basis or the aggregate market value of all the outstanding stock of the Corporation;
(iii)
any transaction which results in the issuance or transfer by the Corporation or by any direct or indirect majority-owned subsidiary of the Corporation of any stock of the Corporation or of such subsidiary to the interested stockholder, except: (a) pursuant to the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary which securities were outstanding prior to the time that the interested stockholder became such; (b) pursuant to a merger under Section 251(g) of the DGCL; (c) pursuant to a dividend or distribution paid or made, or the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary which security is distributed, pro rata to all stockholders of a class or series of stock of the Corporation subsequent to the time the interested stockholder became such; (d) pursuant to an exchange offer by the Corporation to purchase stock made on the same terms to all stockholders of said stock; or (e) any issuance or transfer of stock by the Corporation; provided, however, that in no case under items (c)-(e) of this subsection (iii) shall there be an increase in the interested stockholder’s proportionate share of the stock of any class or series of the Corporation or of the voting stock of the Corporation (except as a result of immaterial changes due to fractional share adjustments); or

(iv)
any transaction involving the Corporation or any direct or indirect majority-owned subsidiary of the Corporation which has the effect, directly or indirectly, of increasing the proportionate share of the stock of any class or series, or securities convertible into the stock of any class or series, of the Corporation or of any such subsidiary which is owned by the interested stockholder, except as a result of immaterial changes due to fractional share adjustments or as a result of any purchase or redemption of any shares of stock not caused, directly or indirectly, by the interested stockholder.

(d)
“control,” including the terms “controlling,” “controlled by” and “under common control with,” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting stock, by contract, or otherwise. A person who is the owner of twenty percent (20%) or more of the voting power of the outstanding voting stock of the Corporation, partnership, unincorporated association or other entity shall be presumed to have control of such entity, in the absence of proof by a preponderance of the evidence to the contrary. Notwithstanding the foregoing, a presumption of control shall not apply where such person holds voting stock, in good faith and not for the purpose of circumventing this Article XIII, as an agent, bank, broker, nominee, custodian or trustee for one or more owners who do not individually or as a group have control of such entity.

(e)
“Exempted Person” means the Sponsor, its members and its affiliates, any of their respective direct or indirect transferees of at least 15% of the Corporation’s outstanding common stock and any “group” of which any such person is a part under Rule 13d-5 of the Exchange Act.

(f)
“interested stockholder” means any person (other than the Corporation or any direct or indirect majority-owned subsidiary of the Corporation) that (i) is the owner of fifteen percent (15%) or more of the voting stock of the Corporation, or (ii) is an affiliate or associate of the Corporation and was the owner of fifteen percent (15%) or more of the voting stock of the Corporation at any time within the three (3) year period immediately prior to the date on which it is sought to be determined whether such person is an interested stockholder; and the affiliates and associates of such person; but “interested stockholder” shall not include (a) any Exempted Person, or (b) any person whose ownership of shares in excess of the fifteen percent (15%) limitation set forth herein is the result of any action taken solely by the Corporation; provided that with respect to clause (b) such person shall be an interested stockholder if thereafter such person acquires additional shares of voting stock of the Corporation, except as a result of further corporate action not caused, directly or indirectly, by such person. For the purpose of determining whether a person is an interested stockholder, the voting stock of the Corporation deemed to be outstanding shall include stock deemed to be owned by the person through application of the definition of “owner” below but shall not include any other unissued stock of the Corporation which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.
(g)	“owner,” including the terms “own” and “owned,” when used with respect to any stock, means a person that individually or with or through any of its affiliates or associates:
(1)	beneficially owns such stock, directly or indirectly; or
(2)
has (a) the right to acquire such beneficially owns such stock (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise; provided, however, that a person shall not be deemed the owner of stock tendered pursuant to a tender or exchange offer made by such person or any of such person’s affiliates or associates until such tendered stock is accepted for purchase or exchange; or (b) the right to vote such stock pursuant to any agreement, arrangement or understanding; provided, however, that a person shall not be deemed the owner of any stock because of such person’s right to vote such stock if the agreement, arrangement or understanding to vote such stock arises solely from a revocable proxy or consent given in response to a proxy or consent solicitation made to ten (10) or more persons; or

(3)
has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except voting pursuant to a revocable proxy or consent as described in item (b) of subsection (2) above), or disposing of such stock with any other person that beneficially owns, or whose affiliates or associates beneficially own, directly or indirectly, such stock.

(h)	“person” means any individual, corporation, partnership, unincorporated association or other entity.
(i)	“stock” means, with respect to any corporation, capital stock and, with respect to any other entity, any equity interest.
(j)	“voting stock” means stock of any class or series entitled to vote generally in the election of directors.

IN WITNESS WHEREOF, Figure Acquisition Corp. I has caused this Amended and Restated Certificate to be duly executed and acknowledged in its name and on its behalf by an authorized officer as of the date first set forth above.
FIGURE ACQUISITION CORP. I

By:
	Name:	Michael Cagney
	Title:	Chairman

Annex B
AMENDMENT TO INVESTMENT MANAGEMENT TRUST AGREEMENT
THIS AMENDMENT TO INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment Agreement”), dated as of December 16, 2022, is made by and between Figure Acquisition Corp. I, a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation (the “Trustee”), and amends that certain Investment Management Trust Company, effective as of February 18, 2021 (the “Trust Agreement”), by and between the Company and the Trustee. Capitalized terms used but not defined in this Amendment Agreement have the meanings assigned to such terms in the Trust Agreement.
WHEREAS, following the closing of the Company’s initial public offering of 28,750,000 units (the “Offering”) and as of February 23, 2021, a total of $287,750,000.00 of the net proceeds from the Offering was placed in the Trust Account;
WHEREAS, Section 1(i) of the Trust Agreement provides that the Trustee is to commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by any of its Chief Executive Officer, Chief Financial Officer, President, Vice President, Secretary or Chairman of the Board of Directors of the Company (the “Board”) or other authorized officer of the Company, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest not previously released to the Company to pay its franchise and income taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses in the case of a Termination Letter in the form of Exhibit B hereto), only as directed in the Termination Letter and the other documents referred to therein, or (y) upon the date which is, the later of (1) 24 months after the closing of the Offering and (2) such later date as may be approved by the Company’s stockholders in accordance with the Company’s amended and restated certificate of incorporation if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the form of letter attached hereto as Exhibit B and the Property in the Trust Account, including interest not previously released to the Company to pay its franchise and income taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses) shall be distributed to the Covered Stockholders of record as of such date;
WHEREAS, Section 6(d) of the Trust Agreement provides that Section 1(i) of the Trust Agreement may not be modified, amended or deleted without receipt by the Trustee of a certificate from the inspector of elections of the stockholder meeting certifying that the Company’s stockholders of record as of a record date established in accordance with Section 213(a) of the Delaware General Corporation Law, as amended (or any successor rule), who hold sixty-five percent (65%) or more of all then outstanding shares of the Company’s Class A common stock par value $0.01 per share (the “Common Stock”) and Class B common stock, par value $0.0001 per share (the “Class B Common Stock”), of the Company, voting together as a single class, have voted in favor of such change, amendment or modification, or (ii) the Company’s stockholders of record as of the record date who hold sixty-five percent (65%) or more of all then outstanding shares of the Common Stock and the Class B common stock, par value $0.0001 per share, of the Company voting together as a single class, have delivered to the Trustee a signed writing approving such change, amendment or modification.
WHEREAS, at a meeting of the stockholders of the Company held on or about the date hereof (the “Special Meeting”), at least sixty five percent (65%) of the voting power of all then outstanding shares of the Common Stock and the Company’s Class B Common Stock have voted to approve this Amendment Agreement;
WHEREAS, at the Special Meeting, the stockholders of the Company also voted to approve the amendment and restatement of the Company’s amended and restated certificate of incorporation (the certificate of incorporation, as so amended and restated, the “Second Amended and Restated Certificate”); and
WHEREAS, each of the Company and the Trustee desires to amend the Trust Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:
1.	Amendment to the Trust Agreement. Effective as of the execution hereof, Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:
‘(i)
Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its Chief Executive Officer, President, Chief Financial Officer, Secretary or Chairman of the Board of Directors of the Company (the “Board”) or other authorized officer of the Company, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses), only as directed in the Termination Letter and the other documents referred to therein; or (y) the Amended Termination Date (as such term is defined in the Company’s second amended and restated certificate of incorporation), if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses) shall be distributed to the Public Stockholders of record as of such date;’

2.	Amendment to Exhibit B. Effective as of the execution hereof, Exhibit B of the Trust Agreement is hereby amended and restated in its entirety with Exhibit B attached hereto.
3.
No Further Amendment. The parties hereto agree that except as provided in this Amendment Agreement, the Trust Agreement shall continue unmodified, in full force and effect and constitute legal and binding obligations of all parties thereto in accordance with its terms. This Amendment Agreement forms an integral and inseparable part of the Trust Agreement.

4.	References.
(a)
All references to the “Trust Agreement” (including “hereof,” “herein,” “hereunder,” “hereby” and “this Agreement”) in the Trust Agreement shall refer to the Trust Agreement as amended by this Amendment Agreement. Notwithstanding the foregoing, references to the date of the Trust Agreement (as amended hereby) and references in the Trust Agreement to “the date hereof,” “the date of this Trust Agreement” and terms of similar import shall in all instances continue to refer to February 18, 2021.

(b)
All references to the “amended and restated certificate of incorporation” in the Trust Agreement (as amended by this Amendment Agreement) and terms of similar import shall mean the Second Amended and Restated Certificate.

5.
Governing Law; Jurisdiction. This Amendment Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. The parties hereto consent to the jurisdiction and venue of any state or federal court located in the City of New York, State of New York, for purposes of resolving any disputes hereunder. AS TO ANY CLAIM, CROSS-CLAIM OR COUNTERCLAIM IN ANY WAY RELATING TO THIS AGREEMENT, EACH PARTY WAIVES THE RIGHT TO TRIAL BY JURY.

6.	Counterparts. This Amendment Agreement may be executed in several original or facsimile counterparts, each one of which shall constitute an original, and together shall constitute but one instrument
7.	Other Miscellaneous Terms. The provisions of Sections 6(f), 6(h) and 6(j) of the Trust Agreement shall apply mutatis mutandis to this Amendment Agreement, as if set forth in full herein.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written.
CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee

By:
	Name:	Francis Wolf
	Title:	Vice President
FIGURE ACQUISITION CORP. I

By:
	Name:	Michael Cagney
	Title:	Chairman

EXHIBIT B

[Letterhead of Company]

[Insert date]
Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: Francis Wolf and Celeste Gonzalez
Re: Trust Account No. Termination Letter
Dear Mr. Wolf and Ms. Gonzalez:
Pursuant to Section 1(i) of the Investment Management Trust Agreement between Figure Acquisition Corp. I (the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”), dated as of February 18, 2021 (the “Trust Agreement”), this is to advise you that the Company has been unable to effect a business combination with a Target Business (the “Business Combination”) within the time frame specified in the Company’s amended and restated certificate of incorporation. Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.
In accordance with the terms of the Trust Agreement, we hereby authorize you to liquidate all of the assets in the Trust Account and keep the total proceeds thereof in the Trust Account to await distribution to the Covered Stockholders. The Company has selected [    , 20  ] as the effective date for the purpose of determining when the Covered Stockholders will be entitled to receive their share of the liquidation proceeds. You agree to be the Paying Agent of record and, in your separate capacity as Paying Agent, agree to distribute said funds directly to the Covered Stockholders in accordance with the terms of the Trust Agreement and the Company’s amended and restated certificate of incorporation. Upon the distribution of all the funds, net of any payments necessary for reasonable unreimbursed expenses related to liquidating the Trust Account, your obligations under the Trust Agreement shall be terminated, except to the extent otherwise provided in Section 1(i) of the Trust Agreement.
Very truly yours,
Figure Acquisition Corp. I

By:
Name:
Title:
cc: Citigroup Global Markets Inc.

FIGURE ACQUISITION CORP. I
SUITE 2700
SAN FRANCISCO
CAIFORNIA - 94108

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Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000584283_1 R1.0.0.3

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement is/are available at www.proxyvote.com

FIGURE ACQUISITION CORP. I
Special Meeting of Stockholders
December 16, 2022 9:00 AM PST
This proxy is solicited by the Board of Directors

The stockholders hereby appoint Michael Cagney and Thomas J. Milani and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of FIGURE ACQUISITION CORP. I that the stockholders are entitled to vote at the Special Meeting of Stockholders to be held at 9:00 AM, PST on December 16, 2022, virtually at www.virtualshareholdermeeting.com/FACA2022SM, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000584283_2 R1.0.0.3